As filed with the Securities and Exchange Commission on March 19, 1996

                                                       Registration No. 33-44964
                                        Investment Company Act File No. 811-6526
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                           Washington,  D.C.  20549
                       ----------------------------------

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X

                       Pre-Effective Amendment No. ___             ___

                       Post-Effective Amendment No. 25              X

                                    and/or

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940              X
                               Amendment No. 27                     X
                       (Check appropriate box or boxes)


                              THE COVENTRY GROUP
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                    3435 Stelzer Road, Columbus, Ohio  43219
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                 Registrant's Telephone Number:  (614) 470-8000
                                                 --------------

                            Jeffrey L. Steele, Esq.
                             Dechert Price & Rhoads
                              1500 K Street, N.W.
                           Washington, D.C.  20005
                    ---------------------------------------
                    (Name and Address of Agent for Service)

                                   Copies to:

                               Walter B. Grimm
                              BISYS Fund Services
                               3435 Stelzer Road
                             Columbus, Ohio  43219


It is proposed that this filing will become effective (check appropriate box)

[X]  Immediately upon filing pursuant to    [ ]  on (    ) pursuant to paragraph
     paragraph (b), or                           (b), or

[ ]  75 days after filing pursuant to       [ ]  on (    ) pursuant to paragraph
     paragraph (a), or                           (a), of Rule 485.


-------------------------

* Registrant has registered an indefinite number of shares of all series then existing or subsequently established under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, which it expressly reaffirms. Registrant filed the notice required by Rule 24f-2 with respect to its fiscal year ended March 31, 1995, on May 25, 1995.

                             CROSS REFERENCE SHEET
                             ---------------------


  The enclosed materials relate only to the Ernst Global Asset Allocation Fund, the Ernst Global Smaller Companies Fund and the Ernst Australia-New Zealand Fixed Income Fund, each of which are separate investment series of the Coventry Group (the "Group"). Information relating to the AMCORE Vintage U.S. Government Obligations Fund, AMCORE Vintage Fixed Income Fund, AMCORE Vintage Intermediate Tax-Free Fund, AMCORE Vintage Equity Fund, AMCORE Vintage Balanced Fund, AMCORE Vintage Aggressive Growth Fund and AMCORE Vintage Fixed Total Return Fund is contained in Post-Effective Amendment No. 16, filed on June 1, 1995. Information relating to The Shelby Fund and to Brenton U.S. Government Money Market Fund, Brenton Intermediate U.S. Government Securities Fund, Brenton Intermediate Tax-Free Fund, and Brenton Value Equity Fund is contained in Post-Effective Amendment No. 18, filed on July 31, 1995. Information related to the Ernst Asia Fund and the Ernst Global Natural Resources Fund is contained in Post-Effective Amendment No. 21, filed on October 27, 1995.

                                     Part A
                                     ------

  I. Prospectus for Registrant's Ernst Global Asset Allocation Fund


Form N-1A Part A Item               Prospectus Caption
---------------------               ------------------

1.  Cover page..................     Cover Page

2.  Synopsis....................     Fee Table

3.  Condensed Financial
    Information.................     Inapplicable

4.  General Description of
    Registrant..................     Investment Objective and
                                     Policies; Investment
                                     Restrictions; General
                                     Information - Description
                                     of the Group and Its
                                     Shares

5.  Management of the Fund......     Management of the Group

5A. Management's Discussion of
    Fund Performance............     To be Provided in
                                     Registrant's Annual
                                     Report to Shareholders

6. Capital Stock and Other
   Securities..................     How to Purchase and Redeem Shares; Dividends
                                    and Taxes; General Information - Description
                                    of the Group and Its Shares; General
                                    Information - Miscellaneous

7. Purchase of Securities
   Being Offered...............     Valuation of Shares; How to Purchase and
                                    Redeem Shares

8. Redemption or Repurchase....     How to Purchase and Redeem Shares

9. Pending Legal Proceedings...     Inapplicable



  II. Combined Prospectus for Registrant's Ernst Global Asset Allocation Fund, Ernst Global Smaller Companies Fund and Ernst Australia-New Zealand Fixed Income Fund

Form N-1A Part A Item                Prospectus Caption
---------------------                ------------------

1.  Cover page..................     Cover Page

2.  Synopsis....................     Fee Table

3.  Condensed Financial
    Information.................     Inapplicable

4.  General Description of
    Registrant..................     Investment Objective and Policies;
                                     Investment Restrictions; General
                                     Information - Description of the Group and
                                     Its Shares

5.  Management of the Fund......     Management of the Group

5A. Management's Discussion of
    Fund Performance............     To be Provided in Registrant's Annual
                                     Report to Shareholders

6. Capital Stock and Other
   Securities..................     How to Purchase and Redeem Shares;
                                    Dividends and Taxes; General
                                    Information - Description of the Group
                                    and Its Shares; General Information -
                                    Miscellaneous

7. Purchase of Securities
   Being Offered...............     Valuation of Shares; How to Purchase and
                                    Redeem Shares

8. Redemption or Repurchase....     How to Purchase and Redeem Shares

9. Pending Legal Proceedings...     Inapplicable




                                     Part B
                                     ------

                                    Statement of Additional
Form N-1A Part B Item               Information Caption
---------------------               -------------------

10.  Cover Page..................   Cover Page

11.  Table of Contents..........    Table of Contents

12.  General Information and
     History.....................   The Coventry Group; Additional Information

13.  Investment Objectives and
     Policies....................   Investment Objective and Policies

14.  Management of the Fund......   Management of the Group - Trustees and
                                    Officers

15.  Control Persons and Principal
     Holders of Securities.......   Additional Information - Description of
                                    Shares

16.  Investment Advisory and other
     Services....................   Management of the Group

17.  Brokerage Allocation........   Management of the Group - Portfolio
                                    Transactions

18.  Capital Stock and other
     Securities..................    Additional Information - Description of Shares

19.  Purchase, Redemption and
     Pricing of Securities
     Being Offered...............    Additional Purchase and Redemption Information

20.  Tax Status..................    Additional Information - Additional Tax Information

21.  Underwriters................    Management of the Group - Distributor

22.  Calculation of Performance
     Data........................    Additional Information

23.  Financial Statements........    Financial Statements

                               ERNST WORLD FUNDS
                                     WORLD

                       ERNST GLOBAL ASSET ALLOCATION FUND

                                ERNST & COMPANY
                               INVESTMENT ADVISER

                       PROSPECTUS DATED MARCH 19, 1996

                               TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
Prospectus Summary....................................................................     2
Fee Table.............................................................................     3
Investment Objective and Policies.....................................................     4
Investment Techniques.................................................................     5
Management of the Group...............................................................    10
Investment Restrictions...............................................................    12
Valuation of Shares...................................................................    12
How to Purchase and Redeem Shares.....................................................    13
Dividends and Taxes...................................................................    21
Expenses and Certain Fund Services....................................................    22
General Information...................................................................    24

                               INVESTMENT ADVISER
                                Ernst & Company
                             One Battery Park Plaza
                            New York, New York 10004

                             SUB-INVESTMENT ADVISER
                             National Mutual Funds
                           Management (Global), Ltd.
                               447 Collins Street
                           Melbourne, Australia 3000

                         ADMINISTRATOR AND DISTRIBUTOR
                              BISYS Fund Services
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                                 LEGAL COUNSEL
                             Dechert Price & Rhoads
                              1500 K Street, N.W.
                             Washington, D.C. 20005

                                    AUDITORS
                           Coopers & Lybrand, L.L.P.
                             100 East Broad Street
                              Columbus, Ohio 43215

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             THE ERNST WORLD FUNDS

                       ERNST GLOBAL ASSET ALLOCATION FUND

                                         For current purchase, redemption and
                                         performance
                                         information, call (800) 672-4797.
                                         TDD/TTY call (800) 300-8893

    The ERNST WORLD FUNDS are a family of mutual funds with each Fund having a separately managed portfolio of assets. The Fund offered by this Prospectus is the ERNST GLOBAL ASSET ALLOCATION FUND (the "Global Asset Allocation Fund" or the "Fund"). The Fund is a diversified mutual fund. The Fund has been developed for investors who seek higher levels of capital stability available from investing globally in a mix of equity, debt and money market securities and is particularly intended for investors who are willing to invest on a longer term basis. The Fund is intended for investors who seek the potential benefits in international securities markets and who can accept the risks inherent in those markets.

    The Fund is advised by Ernst & Company ("Ernst" or the "Adviser"), an institutional, securities investment firm with its principal offices in New York, New York. Ernst, founded in 1924, is a member firm of the New York Stock Exchange and of all principal U.S. securities exchanges. The Fund also utilizes the services of National Mutual Funds Management (Global) Ltd., Melbourne, Australia as sub-investment adviser.

    The investment objective of the Global Asset Allocation Fund is long-term capital appreciation. It seeks this objective by investing primarily in equity securities of U.S. and foreign companies, debt securities issued by both private issuers and governments and in money market instruments.

    The Fund is an investment series of The Coventry Group (the "Group"), an open-end management investment company consisting of several separate investment series. BISYS Fund Services, Limited Partnership, Columbus, Ohio (the "Distributor") acts as the Fund's administrator and distributor. BISYS Fund Services Ohio, Inc., Columbus, Ohio, an affiliate of the Distributor, acts as the Fund's transfer agent (the "Transfer Agent") and performs certain accounting services for the Fund.

Additional information about the Fund, contained in a Statement of Additional Information dated February 5, 1996, has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request without charge by writing to the Fund at its address or by calling the Fund at the telephone number shown above. The Statement of Additional Information is incorporated by reference in its entirety into this Prospectus.

    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY FINANCIAL INSTITUTION AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN THE FUND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
                                ---------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                ---------------

                 The date of this Prospectus is March 19, 1996

                               PROSPECTUS SUMMARY

The Fund...........................  Ernst Global Asset Allocation Fund (the "Global Asset
                                     Allocation Fund" or the "Fund") is a separate investment
                                     portfolio of The Coventry Group (the "Group"), an
                                     open-end, management investment company organized as a
                                     Massachusetts business trust.
Shares Offered.....................  Shares of beneficial interest ("Shares") of the Fund.
Offering Price.....................  The public offering price of the Global Asset Allocation
                                     Fund is equal to the net asset value per Share plus a
                                     sales charge equal to 5.50% of the public offering price
                                     (5.82% of the amount invested), reduced on investments
                                     of $50,000 or more.
Minimum Purchase...................  $1,000 minimum for the initial investment with a $50 minimum for subsequent investments. (See "HOW TO
                                     PURCHASE AND REDEEM SHARES -- Purchases of Shares and
                                     Auto Invest Plan" for a discussion of lower minimum
                                     purchase amounts).
Investment Objective and             The Global Asset Allocation Fund seeks long-term capital
  Policies.........................  appreciation. Under normal market conditions, the Fund will invest primarily in equity securities of U.S. and
                                     foreign companies, debt securities issued by both
                                     private issuers and governments and in money market
                                     instruments.
Risks and Special Considerations...  The Fund invests substantial amounts of its assets in securities of issuers located outside of the United
                                     States. The risks of such investments include, among
                                     others, currency fluctuations, possible price volatility
                                     and reduced liquidity, different financial, accounting
                                     and regulatory standards, possible withholding taxes and
                                     expropriation. (See Risk Factors and Special
                                     Considerations)
Investment Adviser.................  Ernst & Company, New York, New York.
Sub-Investment Adviser.............  National Mutual Funds Management (Global) Ltd.,
                                     Melbourne, Australia.
Dividends..........................  The Global Asset Allocation Fund intends to declare dividends from net investment income quarterly and pay
                                     such dividends quarterly. The Fund will distribute net
                                     realized capital gains, if any, at least once annually.
                                     All such dividends shall be paid in additional full and
                                     fractional shares of the Fund unless a shareholder
                                     elects to take dividends in cash.
Distributor........................  BISYS Fund Services, Limited Partnership, Columbus,
                                     Ohio.

                                   FEE TABLE

Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases (as a percentage of offering
      price).....................................................................     5.50%
     Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of
      offering price)............................................................        0%
     Deferred Sales Load (as a percentage of original purchase price or
      redemption proceeds, as applicable)........................................        0%
     Redemption Fees (as a percentage of amount redeemed, if applicable)1........        0%
     Exchange Fee................................................................    $   0
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
     Management Fees.............................................................     1.10%
     12b-1 Fees..................................................................     0.25%
     Other Expenses3.............................................................     1.07%
                                                                                   ---------
     Total Fund Operating Expenses...............................................     2.42%
                                                                                   ==========
EXAMPLE
     You would pay the following expenses on a $1,000 investment, assuming (1) 5%
      annual return and (2) redemption at the end of each time period:

1 YEAR      3 YEARS
------      -------
$   78       $ 126

     The purpose of the above table is to assist a potential purchaser of the Fund's Shares in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Ernst and the Administrator may voluntarily waive or reduce a portion of the fees payable to them which may result in lower total operating expenses. See "MANAGEMENT OF THE GROUP" and "GENERAL INFORMATION" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------

1 A wire redemption charge of $15.00 is deducted from the amount of a wire redemption payment made at the request of a shareholder.

2 As a result of expenses payable in connection with the Fund's Distribution and Shareholder Service Plan, it is possible that long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.

3 "Other Expenses" for the Fund are based on estimated amounts for the current fiscal year.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and policies of the Fund are described below. There is no assurance that the Fund will be successful in achieving its investment objective. The investment objective of the Fund is a fundamental policy and, as such, may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund (as described in the Statement of Additional Information). The other policies of the Fund may be changed without a vote of the holders of a majority of Shares unless (1) the policy is expressly deemed to be a fundamental policy of the Fund or (2) the policy is expressly deemed to be changeable only by such majority vote.

     National Mutual Funds Management (Global) Ltd., Melbourne, Australia ("NMFM") serves as sub-investment adviser for the Fund. NMFM will manage the Fund from its offices in Melbourne, Australia, and will coordinate a global team of regionally based investment professionals in Australia, Japan, Hong Kong, New Zealand, the United States and Europe.

     The investment objective of the Fund is to seek long-term capital appreciation. Under normal market conditions, the Fund will invest primarily (i.e., not less than 65% of its total assets) in equity securities of U.S. and foreign companies, debt securities issued by both private issuers and governments and in money market instruments. The Fund will normally invest at least 65% of its total assets in at least three different countries around the world.

     While the Fund has been developed for investors who seek long-term capital appreciation, it has been designed for investors who also wish a level of capital stability greater than that which would be realized by a fund which invests solely in global equity markets. Accordingly, the Fund will normally invest in a mix of equity, debt and money market securities. The Adviser and NMFM believe that portfolios so invested can over the long term provide capital appreciation and lower levels of volatility than traditional equity funds.

     The Fund is not limited geographically but will invest primarily in the principal securities markets in North America, Europe and the United Kingdom, Asia and Japan, and Australasia. Like other global funds, this Fund will be exposed to the risks of international investing (See Risk Factors and Special Considerations). The Fund's investments in equity securities will be primarily in larger capitalization companies in the principal securities market for that company. It intends also to limit its investment in debt securities of private issuers to those rated investment grade (rated A or better) by a nationally recognized statistical rating organization or judged by NMFM to be of comparable quality. Money market securities include repurchase agreements, commercial paper, certificates of deposit, bankers acceptances and other liquid, short-term debt securities.

     Although the Fund is not restricted to any particular mix of equity, debt and money market instruments, it will normally invest at least 10% of its total assets in equity securities and at least 20% of its total assets in debt securities or money market instruments. It will not invest more than 70% of its total assets in equity securities or in debt securities at any one time. For temporary, defensive purposes, the Fund may invest up to 100% of its assets in debt securities of corporate and governmental issuers rated in the three highest rating categories by a recognized rating service or determined to be of comparable quality by NMFM and in liquid short-term money market instruments.

     The Fund intends to use various hedging techniques to hedge against currency exchange rate risks. If the value of a currency in which the Fund has invested a portion of its assets, should fall in value relative to the dollar, the value of the Fund's invested assets, expressed in dollars, will also fall. As a general policy, NMFM will attempt to hedge all foreign currency exposures so that the Fund will not be exposed to the risk of foreign currency fluctuations relative to the U.S. dollar. The Adviser may deviate from this policy for temporary defensive purposes where the use of hedging techniques appears particularly ill advised. (See "Foreign Currency Transactions"). In addition to using forward foreign currency exchange contracts, the Fund may also use foreign currency futures and options for foreign currency hedging purposes.

     The Fund may also use futures and options contracts to facilitate efficient cash management, portfolio restructuring and hedging purposes. The Fund will not use such contracts to leverage its assets and these contracts will, in accordance with applicable regulatory requirements, be covered by appropriate assets or segregated accounts (see Futures Contracts; Call and Put Options).

     NMFM uses a global investment process in managing the Fund which involves an ongoing review of global economic developments, changes in economies and securities markets in countries in which the Fund may invest, as well as possible changes in currency values. NMFM relies upon its regional offices to assist in these reviews. In part because of the periodic need to allocate and reallocate assets among the asset classes of the Fund, it is anticipated that the Fund's portfolio turnover rate may be approximately, but is not expected to exceed, 100% (see Expenses and Portfolio Transactions and Foreign Investment
Risk).

                             INVESTMENT TECHNIQUES

     The following investments and investment techniques are available to the Fund. When an investment limitation is expressed in terms of a percentage of the Fund's assets, that limitation will apply at the time the investment is made. The Fund is not required to sell assets as a result of subsequent market changes in asset values.

EQUITY SECURITIES

     Equity securities include but are not limited to common and preferred stock, debt securities convertible into common stock (sometimes referred to as "convertible debentures"), common stock purchase warrants, closed-end country funds listed on a securities exchange, American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.

DEBT SECURITIES

     Debt securities are securities issued by companies and governments in various forms such as bonds, notes and debentures, and the fixed income valuation of securities convertible into stock and convertible stock. The issuer receives an amount of money which it promises to repay at a particular time (typically the maturity date of the security). The issuer promises to pay interest at stated intervals in either a fixed or variable amount. Debt securities issued by governments and private issuers often receive ratings from recognized rating agencies.

DEPOSITARY RECEIPTS

     American Depositary Receipts ("ADRs") are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risk of other investments in foreign securities, as discussed below.

FOREIGN CURRENCY TRANSACTIONS

     Forward Foreign Currency Exchange Contracts are used in order to protect against the adverse effect that future changes in foreign currency exchange rates may have on an investment portfolio or on its investment activities that are undertaken in foreign currencies. Many of the foreign securities in which the Fund invests will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

     Contracts to purchase foreign currencies are used to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. Contracts to sell foreign currencies are used to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies relative to the U.S. dollar. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. Foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. No assurance can be given that these techniques will be successful if used.

FUTURES CONTRACTS

     The Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index. The Fund may also purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Fund may engage in such futures contracts for hedging purposes, for example, to manage its cash position through exposure to particular markets or securities through the purchase of financial futures contracts and to a more limited extent for general trading and investment purposes. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

     Aggregate initial margin deposits for futures contracts for other than "bona fide hedging" purposes, as defined in applicable rules of the Commodity Futures Trading Commission, may not exceed 5% of the Fund's total assets, and the value of securities that are the subject of such futures and options on all such futures contracts may not exceed the market value of the Fund's total assets.

GOVERNMENT OBLIGATIONS

     The Fund may invest in government obligations of the U.S. Government, as well as, government obligations of foreign countries. The types of U.S. Government Obligations invested in by the Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations. The Fund may also invest in obligations issued or guaranteed by foreign governments or their agencies and instrumentalities.

MONEY MARKET INSTRUMENTS

     The Fund may invest in U.S. and foreign money market instruments. Money market instruments consist of: repurchase agreements, certificates of deposit, time deposits and bankers acceptances; commercial paper rated in one of the two highest rating categories by at least one recognized rating organization or deemed to be of comparable quality by the Fund's sub-adviser and money market mutual funds.

CALL AND PUT OPTIONS

     The Fund may purchase call options or write (sell) call options on securities or on security indexes. The Fund is not required to own the underlying security or the securities in the index. A call option gives the purchaser of the option the right to buy, and obligates the seller of the option to sell, the underlying security or group of securities at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. When the Fund writes a covered call option (i.e., an option where the Fund owns the underlying security) and such option is exercised, it will forgo the appreciation, if any, on the underlying security in excess of the exercise price. In order to close out a call option it has written, the Fund may enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on any particular securities. When a portfolio security subject to a call option is sold, the Fund may effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. If the Fund writes an uncovered call, it will segregate assets equal to the market value of the underlying security or securities index, using highly liquid instruments. The Fund will not permit the underlying value of the portfolio securities subject to such options to exceed 50% of its total assets.

     The Fund may also purchase and sell puts. The Fund, when it acquires a put, would have the right to sell or redeem a specified security at a certain time or within a certain period of time at a specified price. The security is sold to a third party or redeemed by the issuer as provided contractually. The put may be an independent feature or may be combined with a reset feature that is designed to reduce downward price volatility as interest rates rise by enabling the holder to liquidate the investment prior to maturity. The Fund may acquire put options to facilitate portfolio liquidity, shorten the maturity of the underlying security, or to permit the investment of funds at a more favorable rate of return. The price of a put option or putable security may be higher than the price which otherwise would be paid for the security without such put feature, thereby increasing the security's cost and reducing its yield. The time remaining to the put date will apply for purposes of determining the maximum maturity of such securities. When the Fund acquires a put for a security or group of securities it does not own or when it writes a put, it will segregate highly liquid assets equal in value to its obligation under the put agreement.

     The call and put options discussed above, which are traded on exchanges and over-the-counter, may also be referred to as derivatives. Derivatives generally are instruments whose value is derived from or related to the value of some other instrument or index. While exchange traded options in the U.S. are generally liquid, over-the-counter options are generally illiquid.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

     The Fund may purchase securities on a when-issued or delayed-delivery basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Fund will generally not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase such securities, however, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss a price or yield considered to be advantageous.

     The Fund's commitments to purchase when-issued securities will not exceed 25% of the value of its respective total assets, absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements to earn income. A repurchase agreement is an agreement whereby the Fund purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to any interest rate on the purchased security. The Fund's Custodian will maintain the custody of the purchased securities for the duration of the agreement. The value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain sellers who they believe to be creditworthy and have authorized the Fund to enter into repurchase agreements with such sellers.

OTHER INVESTMENT POLICIES

     The Fund may invest up to 5% of its total assets in another investment company, not to exceed 10% of the value of its total assets in the securities of other investment companies. The Fund will incur additional expenses due to the duplication of expenses as a result of investing in other mutual funds. Additional restrictions on the Fund's investments in the securities of other mutual funds are contained in the Statement of Additional Information.

RISK FACTORS AND SPECIAL CONSIDERATIONS

  Foreign Investment Risk

     Investment in foreign securities is subject to special risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic and social developments, the possible imposition of withholding taxes on interest and dividend income and other taxes, possible seizure, nationalization, or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions. Additional risks include the difficulty in obtaining or enforcing a court judgment abroad, restrictions on foreign investment in other jurisdictions, reduced levels of governmental regulation of certain foreign securities markets, difficulties in effecting repatriation of capital invested abroad, difficulties in transaction settlements, different accounting and financial standards and the possibility of price volatility and reduced liquidity in certain foreign markets. For additional information regarding the special risks associated with investments in foreign securities, see "Foreign Investments" in the Statement of Additional Information.

     Brokerage commissions, custodial services and other costs relating to investments in foreign countries are generally more expensive than the United States. Foreign securities markets have different clearance and settlement systems. In certain markets, settlements can be delayed, resulting in temporary periods when the Fund may not be fully invested, difficulty in disposing of securities or difficulty in achieving attractive investment opportunities. In addition, different business practices and different levels of government supervision and regulation may cause increased risk of loss due to lost, stolen or counterfeit securities.

     Because of its specialized investment techniques and its emphasis on foreign securities, the Fund should be considered as a vehicle for diversification of investments and not as a balanced investment program.

  Currency Risks

     Since significant portions of the Fund will be invested in currencies other than the U.S. Dollar, changes in the exchange rate of the U.S. Dollar against other currencies will affect the U.S. Dollar value of the Fund. Currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are in turn affected by international balance of payments and other economic, political and financial conditions, government intervention, speculation and other factors. The Fund's net asset value will be reported, and distributions from the Fund will be made, in U.S. dollars. Therefore, the Fund's reported net asset value and distributions would be adversely affected by depreciation of foreign currencies relative to the U.S. Dollar.

  Other Considerations

     The Adviser and the Sub-Adviser began managing for the first time other U.S. registered mutual funds in 1995; however, the Adviser and the Sub-Adviser have extensive prior experience in providing investment advisory services to large institutional clients, high net worth individuals and, in the case of the Sub-Adviser, to several mutual funds organized outside of the United States in such markets as Hong Kong, Australia, New Zealand and Luxembourg.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

     Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of the Group's funds. There are currently five Trustees, of whom two are "interested persons" of the Group within the meaning of that term under the 1940 Act. The Group is managed by the Trustees in accordance with the laws of Massachusetts governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.

     The Trustees receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services or BISYS Fund Services Ohio, Inc. receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group (see the Statement of Additional Information) receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services receives fees from the Fund for acting as administrator. BISYS Fund Services Ohio, Inc. receives fees from the Fund for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER AND SUB-INVESTMENT ADVISER

  Ernst & Company

     Ernst & Company, New York, New York (the "Adviser" or "Ernst") serves as investment adviser to the Fund. Ernst is a securities investment firm that was founded in 1924. Ernst has been a member of the New

York Stock Exchange for over 65 years and is a member of each of the major U.S. stock exchanges. Ernst acts as a specialist on the New York and American Stock Exchanges and is also a market maker in the over-the-counter markets. It is an institutionally oriented broker-dealer firm that serves numerous institutional and individual accounts through its correspondent broker-dealer firms. Ernst is registered as an investment adviser with the Commission and with sixteen states and currently manages approximately $40 million in a general securities managed account program, $1 million in a U.S. domestic bank equities managed account program and $9 million in The Ernst Bank Equity Fund, L.P., a limited partnership that invests in U.S. domestic bank equities.

     Subject to the general supervision of the Group's Board of Trustees and in accordance with the Fund's investment objective and restrictions, Ernst oversees and supervises management of the investments of the Fund. Ernst will review the performance of the Sub-Adviser who will be fully responsible for the selection of the Fund's portfolio investments. For the services provided and expenses assumed pursuant to its investment advisory agreement with the Group, Ernst receives a fee computed daily and paid monthly, at the annual rate of one and one tenth of one percent (1.10%) of the Fund's average daily net assets. Ernst in turn pays the Sub-Adviser seven tenths of one percent (0.70%) of the average daily net assets of the Fund. The investment advisory fees paid by the Fund are higher than those paid by most other investment companies that invest in domestic U.S. securities, but they are not necessarily higher than the fees paid by those investment companies with an investment objective similar to that of the Fund. Ernst may periodically waive all or a portion of its advisory fee which will cause the yield of the Fund to be higher than it would otherwise be in the absence of such a waiver.

  National Mutual Funds Management (Global) Ltd., Melbourne, Australia ("NMFM")

     NMFM of Melbourne, Australia serves as sub-adviser to the Fund. NMFM is part of the worldwide AXA Group of Companies which provide insurance and investment services in locations throughout the world. NMFM is a subsidiary of National Mutual Holdings, the parent company of the National Mutual Group of Companies, which have been involved in the provision of insurance and investment services for in excess of 125 years. NMFM, through NMFM and its affiliated companies now manage over $15 billion in assets. NMFM has access to global money management resources through affiliates in the United Kingdom, Japan, Hong Kong, New Zealand and the United States. NMFM's staff includes 150 investment professionals.

     The Fund is managed on a day to day basis by Richard Greenfield, Investment Director of National Mutual Funds Management (Global) Limited. Mr. Greenfield has held this position since December 1995. Prior to this he held the positions of Managing Director for Australia, Chief Investment Manager for Australia and Head of the Research and Strategy Group. He has been with NMFM Group since 1986 and prior to this was a Partner/Principal for an international firm of consulting actuaries.

ADMINISTRATOR AND DISTRIBUTOR

     BISYS Fund Services Limited Partnership ("BISYS Fund Services") is the administrator for the Fund and also acts as the Fund's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). BISYS Fund Services is wholly-owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

     The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Fund, the Administrator receives a fee computed daily and paid periodically, calculated at an annual rate of seventeen one-hundredths of one percent (0.17%) of the Fund's first $500 million in average daily net assets. This fee is reduced on a sliding scale to 0.05% of assets in excess of $1 billion. The Administrator is entitled to a minimum fee of $25,000 per year from the Fund. The Administrator may periodically waive all or a portion of its administrative fee which will cause the yield of the Fund to be higher than it would otherwise be in the absence of such a waiver.

     The Distributor acts as agent for the Fund in the distribution of its Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities.

                            INVESTMENT RESTRICTIONS

     The Fund is subject to a number of investment restrictions, some of which that may be changed only by a vote of a majority of the outstanding Shares of the Fund (as defined in the Statement of Additional Information). The following are three of the Fund's investment restrictions which may only be changed by a majority vote of the outstanding shares of the Fund:

     The Fund will not:

     1. Purchase securities while borrowings in excess of 5% of its total assets are outstanding.

     2. Make loans, except that the Fund may purchase or hold debt securities and other investments and enter into repurchase agreements in accordance with its investment objective and policies.

     3. Invest in excess of 25% of its total assets in issuers in a particular industry or group of industries.

     In addition to the above investment restrictions, the Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES -- Investment Restrictions" in the Fund's Statement of Additional Information.

     Any of these investment restrictions, as well as other investment policies, that may limit the Fund's investment to a specified percentage of Fund assets apply only at the time of investment. The Fund is not required to sell portfolio investments which have appreciated in value relative to other assets in order to comply with investment limitations.

                              VALUATION OF SHARES

     The net asset value of the Fund is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Time"). As used herein, a "Business Day" constitutes any day on which the NYSE is open for trading, and any other day except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected and days during which no

Shares are tendered for redemption and no orders to purchase Shares are received. Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets of the Fund less the liabilities charged to the Fund by the number of its outstanding Shares. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the scheduled closing time of the NYSE, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE, and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Board of Trustees.

     The securities in the Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

     Shares of the Fund are sold on a continuous basis by the Group's Distributor, BISYS Fund Services. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Fund at (800) 672-4797.

PURCHASES OF SHARES

     Shares of the Fund are continuously offered and may be purchased directly either by mail, by telephone or by electronic transfer. Shares may also be purchased through a broker-dealer who has established a dealer agreement with the Distributor. The minimum investment is generally $1,000 for the initial purchase of Shares ($250 in the case of an Ernst World IRA) and $50 for subsequent purchases. For purchases that are made in connection with 401(k) plans, 403(b) plans and other similar plans or payroll deduction plans, the minimum investment amount for initial and subsequent purchases is $50. (But, see "HOW TO PURCHASE AND REDEEM SHARES -- Auto Invest Plan" below for minimum investment requirements under the Auto Invest Plan).

     Purchasers of Shares of the Fund will pay the sum of the next calculated net asset value per Share after the Distributor's receipt of an order to purchase Shares in good form plus a sales charge, when applicable ("public offering price") (see "HOW TO PURCHASE AND REDEEM SHARES" below).

     In the case of orders for the purchase of Shares placed through a broker-dealer, the public offering price will be the net asset value as so determined plus any applicable sales charge, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Fund by the Valuation Time.

The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

  Purchases By Mail

     To purchase Shares of the Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to Ernst Global Asset Allocation Fund to:

    Ernst World Funds
     Dept. L-1636
     Columbus, Ohio 43260-1636

     An Account Application form can be obtained by calling your broker or the Fund at (800) 672-4797. Subsequent purchases of Shares of the Fund may be made at any time by mailing a check payable to the Fund, to the above address.

  Purchases by Telephone

     Shares of the Fund may be purchased by calling your broker or the Fund at
(800) 672-4797, if your Account Application, in good form, has been previously received by the Distributor. Payment for Shares ordered by telephone is made by electronic transfer to the Fund's custodian. Prior to wiring funds and in order to ensure that wire orders are invested promptly, investors must call the Fund at the number above to obtain instructions regarding the bank account number to which the funds should be wired and other pertinent information.

  Other Information Regarding Purchases

     Purchases of Shares in the Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") based upon the public offering price. In the case of an order for the purchase of Shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly.

     The Group reserves the right to reject any order for the purchase of the Fund's Shares in whole or in part including purchases made with foreign and third party checks.

     Every Shareholder of record will receive a confirmation of each transaction in his or her account, which will also show the total number of Shares of the Fund owned by the Shareholder. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares of the Fund will not be issued.

SALES CHARGES

     The Public Offering Price of Shares of the Fund equals the sum of the net asset value per Share plus a sales load in accordance with the table below. BISYS Fund Services receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion, may pay certain dealers all or part of the portion of the sales charge it receives. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.

                                                                                   DEALER
                                                                                 DISCOUNTS
                                                   SALES          SALES        AND BROKERAGE
                                                 CHARGE AS      CHARGE AS      COMMISSIONS AS
                                                 % OF NET      % OF PUBLIC      % OF PUBLIC
                                                  AMOUNT        OFFERING          OFFERING
             AMOUNT OF PURCHASE                  INVESTED         PRICE            PRICE
---------------------------------------------    ---------     -----------     --------------
Less than $50,000............................      5.82%          5.50%            4.90%
$50,000 but less than $100,000...............       4.71           4.50             4.00
$100,000 but less than $250,000..............       3.36           3.25             2.85
$250,000 but less than $500,000..............       2.30           2.25             2.00
$500,000 but less than $1,000,000............       1.01           1.00             0.90
$1,000,000 or more...........................       0.00           0.00             0.00

     From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.

     The sales charges set forth in the table above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which includes the combination of any of the following: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; and (iii) businesses owned as sole proprietorships (or partnerships), provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one account which identifies the Purchasers.

     The Distributor, at its expense, will also provide additional compensation to broker-dealers, financial consultants and financial institutions in connection with sales of Shares of the Fund. Such compensation will include financial assistance to such entities in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at exotic locations, (2) tickets for entertainment events (such as concerts, cruises and sporting events), and (3) merchandise (such as clothing, trophies and clocks). Dealers may not use sales of Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

     The Distributor or the Adviser, at its expense, may also provide additional compensation to certain broker-dealers, financial consultants and financial institutions in connection with sales of Shares of the Fund, which compensation, payable in amounts not to exceed 0.20% of the average daily net assets of shareholders with whom such persons have relationships, is paid in connection with various services provided to such shareholders.

SALES CHARGE WAIVERS

     The following classes of investors may purchase Shares of the Fund with no sales charge:

     (1) existing Shareholders of the Fund upon the automatic reinvestment of dividend and capital gains distributions;

     (2) Trustees of the Group, officers, directors, employees and retired employees of (a) the Adviser, the Sub-Adviser and their affiliates and
         (b) the Distributor and its affiliates, and spouses and children under the age of 21 of each of the foregoing;

     (3) employees (and their spouses and children under the age of 21) of any broker-dealer with whom the Distributor enters into a dealer agreement to sell Shares of the Fund;

     (4) investors for whom an investment dealer or one of their affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity and for whom purchases are made through such accounts or with proceeds from liquidations of such accounts; and

     (5) purchases made on behalf of other investment companies distributed by any affiliate of BISYS Group, Inc.

     Each investor described in paragraphs (2) and (3) above must so identify himself/herself at the time of purchase. The Distributor may change or eliminate the foregoing waivers at any time. The Distributor may also periodically waive all or a portion of the sales charge for all investors with respect to the Fund. In addition, the Distributor may waive the sales charge for the purchase of the Fund's shares with the proceeds from the recent redemption of shares of another non-money market front-end load mutual fund (but not funds subject to a contingent deferred sales load). The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice.

LETTERS OF INTENT

     Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent which expresses the Purchaser's intention to purchase Shares at a specified total public offering price within a 13-month period.

     A Letter of Intent is not a binding obligation upon the Purchaser to purchase the full dollar amount indicated. The minimum initial investment under a Letter of Intent is 5% of such dollar amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full dollar amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares, are not subject to escrow. The escrowed Shares will not be available for disposal by the

Purchaser until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated by the Letter of Intent has been purchased, the escrow will be released. A Letter of Intent may include purchases of Shares made not more than 30 days prior to the date the Purchaser signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. A Purchaser as defined above may combine purchases made in several capacities for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, a Purchaser must designate on the account application the accounts that are to be combined for this purpose.

     If a Purchaser qualifies for a further reduced sales charge because he or she either has purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes Shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional Shares of the Fund on behalf of the Purchaser; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

     For Purchasers who purchase more than the dollar amount indicated on the Letter of Intent or enter into a Letter of Intent that includes Shares purchased prior to the date of the Letter of Intent and qualify for a reduced sales charge, such additional Shares will be purchased at the conclusion of the 13-month period and in the form of additional Shares, credited to the Purchaser's account at the then current public offering price applicable to a single purchase of the total amount of the purchases.

     For further information about Letters of Intent, interested investors should contact the Fund at (800) 672-4797. This program, however, may be modified or eliminated at any time or from time to time without notice.

CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION

A Purchaser may qualify for a reduced sales charge by combining concurrent purchases of Shares of the Ernst World Funds or by combining a current purchase of Shares of a Fund with prior purchases of Shares of another Ernst World Fund. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of shares of a Fund plus (ii) the then-current net asset value of all Shares held by the Purchaser in the other Ernst World Funds. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must provide the Transfer Agent or the Distributor with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

ERNST WORLD INDIVIDUAL RETIREMENT ACCOUNT ("ERNST WORLD IRA")

     An Ernst World IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Ernst World IRA contributions may be tax-deductible and earnings are tax-deferred. The tax deductibility of Ernst World IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

     All Ernst World IRA distribution requests must be made in writing to the Distributor. Any additional deposits to an Ernst World IRA must designate the type and year of the contribution.

     For more information on an Ernst World IRA, including the forms required to open an Ernst World IRA, call your broker or the Fund at (800) 672-4797. Shareholders are advised to consult a tax adviser on IRA contribution and withdrawal requirements and restrictions.

AUTO INVEST PLAN

     The Auto Invest Plan enables Shareholders of the Fund to make regular monthly or quarterly purchases of Shares through automatic deductions from their bank accounts (which must be with a domestic member of the Automatic Clearing House). With Shareholder authorization, the Transfer Agent will deduct the amount specified from the Shareholder's bank account which will automatically be invested in Shares at the public offering price on the dates of the deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $50; the minimum amount for subsequent investments in the Fund is $50. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Application which can be requested by calling
(800) 672-4797. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Distributor.

EXCHANGE PRIVILEGE

     The Fund offers an exchange program whereby Shareholders are entitled to exchange their Shares for Shares of another Ernst World Fund. Such exchanges will be executed on the basis of the relative net asset values of the Shares exchanged. The Shares exchanged must have a current value that equals or exceeds the minimum investment that is required (either the minimum amount required for initial or subsequent investments as the case may be) for the Fund whose Shares are being acquired. Share exchanges will only be permitted where the Shares to be acquired may legally be sold in the investor's state of residence and are limited to five per year. An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a taxable gain or loss. A Shareholder may make an exchange request by calling your broker or the Fund at (800) 672-4797 or by providing written instructions to the Fund. An investor should consult the Fund for further information regarding exchanges. During periods of significant economic or market change, telephone exchanges may be difficult to complete. If a Shareholder is unable to contact the Fund by telephone, a Shareholder may also mail the exchange request to the Fund at the address listed under "HOW TO PURCHASE AND REDEEM SHARES -- Redemption By Mail." The Fund reserves the right to modify or terminate the exchange privilege described above at any time and to reject any exchange request. If an exchange request in good order is received by the Distributor by the Valuation Time, on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund in which he or she wishes to invest before making the exchange. Shareholders wishing to make use of the Fund's exchange program must so indicate on the Account Application.

REDEMPTION OF SHARES

     Shareholders may redeem their Shares on any day that net asset value is calculated (see "VALUATION OF SHARES"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request in good order. Redemptions may ordinarily be requested by mail or by telephone.

REDEMPTION BY MAIL

     A written request for redemption must be received by the Fund in order to honor the request. The Fund's address is: 3435 Stelzer Road, Columbus, Ohio 43219. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply:
(1) the redemption check is payable to the Shareholder(s) of record and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a commercial bank account previously designated on the Account Application. There is no charge for having redemption requests mailed to a designated bank account.

     If the Group receives a redemption order but a shareholder has not clearly indicated the amount of money or number of shares involved, the Group cannot execute the order. In such cases, the Group will request the missing information and process the order on the day such information is received.

REDEMPTION BY TELEPHONE

     Shares may be redeemed by telephone if the Shareholder selected that option on the Account Application. The Shareholder may have the proceeds mailed to his or her address of record or mailed or sent electronically to a commercial bank account previously designated on the Account Application. Electronic payment requests may be made by the Shareholder by telephone to the Fund at (800) 672-4797. For a wire redemption, the then-current wire redemption charge may be deducted from the proceeds of a wire redemption. This charge, if applied, is presently $15.00 for each wire redemption. It is not necessary for Shareholders to confirm telephone redemption requests in writing. During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Fund by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES -- Redemption by Mail." Neither the Distributor, the Transfer Agent, Ernst nor the Group will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Fund's telephone transaction procedures, upon instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account.

AUTO WITHDRAWAL PLAN

     The Auto Withdrawal Plan enables Shareholders of the Fund to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum account balance is $10,000 and the required minimum withdrawal is $100. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 672-4797 for more information. Purchases of additional Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities. For a Shareholder to change the Auto Withdrawal instructions the request must be made in writing to the Distributor.

DIRECTED DIVIDEND OPTION

     A Shareholder may elect to have all income dividends and capital gains distributions from one Fund paid by check or reinvested in another Ernst World Fund (provided the other Fund is maintained at the minimum required balance).

     The Directed Dividend Option may be modified or terminated at any time after notice to participating Shareholders. Participation in the Directed Dividend Option may be terminated or changed by the Shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in an Ernst World IRA.

PAYMENTS TO SHAREHOLDERS

     Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made in accordance with the applicable settlement requirements after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Fund will attempt to honor requests from Shareholders for next day payments if received by the Distributor before the Valuation Time on a Business Day or if the request for redemption is received after the Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Fund or the Shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

     At various times, the Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares, which delay may be for up to 10 days or more. The Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     Due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares), the account of such Shareholder has a value of less than $500. Before the Fund exercises their right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $500.

     See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION -- Matters Affecting Redemption" in the Statement of Additional Information for examples of when the Group may, under applicable law and regulation, suspend the right of redemption if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

                              DIVIDENDS AND TAXES

DIVIDENDS

     The Fund intends to declare its net investment income quarterly as a dividend to Shareholders at the close of business on the day of declaration, and generally will pay such dividends quarterly. The Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of the Fund at net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election must be made on the Account Application; any change in such election must be made in writing to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

FEDERAL TAXES

     The Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). A regulated investment company generally is not subject to Federal income tax on income and gains distributed in a timely manner to its shareholders. Earnings of the Fund not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, the Fund intends to comply with this distribution requirement.

     The Fund intends to distribute substantially all of its net investment income and realized capital gains to Shareholders. Distributions will be taxed as ordinary income in the hands of shareholders, except to the extent they are designated as capital gain dividends or are from sources other than net investment income or net realized capital gains. Capital gain dividends are treated as long-term capital gains in the hands of shareholders, regardless of how long the shareholder has held the Fund's shares. Distributions that are not from the Fund's net investment income or net realized capital gain may be characterized as a return of capital to shareholders, reducing the shareholder's basis in its shares, and amounts so distributed in excess of such basis generally will be characterized as capital gain. Distributions declared in October, November or December to Shareholders of record on a date in such month and paid during the following January will be treated as having been received by Shareholders on December 31 in the year such distributions were declared, rather than the calendar year in which the distributions are actually received. The Fund will inform Shareholders each year of the amount and nature of such income or gains. Sales or other dispositions of Fund shares generally will give rise to taxable gain or loss.

     Shareholders who purchase shares of the Fund in the period prior to the declaration of a dividend by the Fund, will receive a portion of his or her investment back as taxable income or capital gain as a result of the dividend distribution.

     The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Fund qualifies as a regulated investment company and if more than 50% of the value of the total assets of the

Fund at the close of the taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under United States income tax principals as having been paid by the Fund's shareholders. For any year for which the Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to tax law limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to "pass through" foreign taxes to shareholders, the Fund will so notify shareholders.

     A more detailed description of tax consequences to Shareholders is contained in the Statement of Additional Information under the heading "Tax Status."

STATE AND LOCAL TAXES

     The Group is organized as a Massachusetts business trust and, under current law, neither the Group nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each Fund within the Group qualifies as a regulated investment company under the Code.

     Distributions from the Fund may be subject to state and local taxes. Distributions of the Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisers regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid by the Fund which is attributable to interest from obligations of the U.S. Government and its agencies, authorities and instrumentalities, and the particular tax consequences to them of an investment in the Fund, including the application of state and local tax laws.

                       EXPENSES AND CERTAIN FUND SERVICES

EXPENSES AND PORTFOLIO TRANSACTIONS

     Ernst and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

     The policy of the Fund, regarding purchases and sales of securities for its portfolio, is that primary consideration be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Fund's Adviser or Sub-Adviser effects transactions with those brokers and dealers whom they provide the most favorable prices and are capable of providing efficient executions. If the adviser believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. Such information may be useful to the advisers in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the advisers in carrying out its obligations to the Fund.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commission charged by other broker-dealers in recognition of their research or execution services. In order to cause the Fund to pay such higher commissions, the adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the adviser's overall responsibilities to the Fund. In reaching this determination, the adviser will not attempt to place a specific dollar value on the brokerage and/or research services provided, or to determine what portion of the compensation should be related to those services.

DISTRIBUTION PLAN

     Pursuant to Rule 12b-1 under the 1940 Act, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan"), under which the Fund is authorized to pay or reimburse BISYS Fund Services, as Distributor, a periodic amount calculated at an annual rate not to exceed twenty-five one hundredths of one percent (0.25%) of the average daily net assets of the Fund. Such amount may be used to pay banks, broker-dealers and other institutions for administrative and shareholder services and other similar services, including distribution services (each such bank, broker-dealer and other institution is hereafter referred to as a "Participating Organization"), pursuant to an agreement between BISYS Fund Services and the Participating Organization. Under the Plan, a Participating Organization may include BISYS Fund Services, its subsidiaries and its affiliates.

CUSTODIAN

     The Bank of California, N.A., through its Mitsubishi Global Custody Division (the "Custodian") serves as custodian for the Fund. Pursuant to the Custodian Agreement with the Group, the Custodian receives an annual asset-based fee from the Fund for such services plus, under certain circumstances, fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

     BISYS Fund Services Ohio, Inc. ("BISYS Fund Services Ohio" or the "Transfer Agent"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Fund's transfer agent pursuant to a Transfer Agency Agreement for the Fund and receives a fee for such services. BISYS Fund Services Ohio also provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services. See "MANAGEMENT OF THE COMPANY -- Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

     While BISYS Fund Services Ohio is a distinct legal entity from BISYS Fund Services (the Fund's Administrator and Distributor), BISYS Fund Services Ohio is considered to be an affiliated person of BISYS Fund Services under the 1940 Act due to, among other things, the fact that BISYS Fund Services Ohio is owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES

     The Group was organized as a Massachusetts business trust on January 8, 1992. The Group consists of several funds organized as separate series of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

     Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by series except as otherwise expressly required by law. For example, shareholders of the Fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent auditors. However, shareholders of the Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of the Fund's investment advisory agreement and the Plan.

     Overall responsibility for the management of the Fund is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP -- Trustees of the Group." Individual Trustees are elected by the shareholders of the Group and may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Massachusetts law. See "ADDITIONAL INFORMATION -- Miscellaneous" in the Statement of Additional Information for further information.

     An annual or special meeting of shareholders is not generally required by the Declaration of Trust, the 1940 Act or other applicable authority. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

     The Group has undertaken that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. The Group will, to the extent required under the 1940 Act, assist Shareholders in calling such a meeting. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

PERFORMANCE INFORMATION

     From time to time the Fund may advertise its average annual total return, aggregate total return, yield and effective yield in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the Fund's net investment income per share earned during a recent one-month period by the Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

     Distribution rates will be computed by dividing the distribution per share made by the Fund over a twelve-month period by the maximum offering price per share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, whereas yield does not include such items.

     Investors may also judge the performance of the Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services which may be published by such services or by other services or publications. In addition to performance information, general information about the Fund that appears in such publications may be included in advertisements, sales literature and in reports to Shareholders.

     Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results.

     Additional information regarding the investment performance of the Fund will be contained in the annual report of the Fund which, when available, may be obtained without charge by writing or calling the Fund.

MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports and annual reports audited by independent auditors.

     As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a fund" or "assets belonging to the fund" means the consideration received by the fund upon the issuance or sale of shares in the fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the Fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

     As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Fund.

     Inquiries regarding the Fund may be directed in writing to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 672-4797.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ACCOUNT REGISTRATION                           ERNST        WORLD         FUNDS
RETURN COMPLETED FORM TO:
Ernst World Funds
Dept. L-1636                                   [             LOGO              ]
Columbus, OH 43260-1636
FOR ASSISTANCE, CALL 1-800-672-4797            GLOBAL THINKING * SMART INVESTING



--------------------------------------------------------------------------------
SHARES OF ERNST WORLD FUNDS:
* Are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
*  Are not deposits or other obligations of, or guranteed by, any bank.
* Are subject to investment risks, including possible loss of the principal amount invested.
--------------------------------------------------------------------------------
1 FUND SELECTION

The minimum initial investment is $1,000 per fund; the minimum additional investment is $50 (Lower limits may apply. Please see "How to purchase and redeem shares" in the prospectus). I am investing in the following fund(s). The payment method I have chosen is: [ ] Check: My check, made payable to Ernst World Funds, is enclosed. [ ] Wire: I will call 1-800-672-4797 for instructions. [ ] Bank transfer. Debit my bank account as indicated in Section 4.



                                                $________________  Ernst Global Asset Allocation Fund

$_________________ Ernst Asia Fund              $________________

$_________________ Ernst Global Resources Fund  $________________

                        -----------------------------------------
                        $                   TOTAL AMOUNT INVESTED
                        ------------------------------------------


================================================================================
2 ACCOUNT REGISTRATION Do not use this form to establish a retirement account. To receive the forms necessary to open a retirement account, please call 1-800-672-4797.
TYPE OF REGISTRATION (check one)



                                               [ ] Community Property   [ ] Nonprofit Organization*     [ ] Charitable Organization*
[ ] Individual                                 [ ] Tenants in Common    [ ] Corporation*                [ ] Custodian for Minor
[ ] Joint Tenants with Right of Survivorship   [ ] Partnership*         [ ] Trust*                      [ ] Other (Specify)*_______

* Please attach a copy of the appropriate bylaws, resolutions or trust documents establishing authority to open this account. If any such aggrements or resolutions are not in existence, complete Section 9.



_____________________________________________________   ___________________________     _______________________________________
INDIVIDUAL (First Name/Initial/Last Name)                    Date of Birth                   Social Security Number

_____________________________________________________   ___________________________
JOINT OWNER - IF ANY (First Name/Initial/Last Name)           Date of Birth

_____________________________________________________
NAME OF CUSTODIAN (only one) as custodian for

_____________________________________________________   ___________________________     _______________________________________
Name of Minor (only one)                Minor's State      Minor's Date of Birth              Minor's Social Security Number
                                        of Residence

_____________________________________________________   ___________________________     _______________________________________
NAME OF ORGANIZATION/TRUST/PLAN                              Date of Trust                        Tax ID Number

_____________________________________________________
Name of Trustee

_______________________________________________________________________________________________________________________________
ADDRESS Number and Street             Apt#              City                    State                   Zip

(___)___________________________________________________(____)_________________________________________________________________
Daytime Telephone Number                                Evening Telephone Number

CITIZENSHIP     [ ] U.S. Citizen
                [ ] Nonresident Alien (Attach a W-8 form. Dividends are subject to tax witholding)
                [ ] Resident Alien

EMPLOYMENT      Required by National Association of Securities Dealers, Inc.

_______________________________________________________________________________________________________________________________
Employer's Name                                         Occupation

_______________________________________________________________________________________________________________________________
Employer's Address                                      City                    State                   Zip

Are you or an immediate family member affiliated with or working for a member firm of a stock exchange or the National Association of Securities Dealers, Inc.?
  [ ] No  [ ] Yes               Name of institution________________________________________Please complete section 5E.

EMPLOYMENT FOR JOINT ACCOUNT OWNER Required by National Associtation of Securities Dealers, Inc.

_______________________________________________________________________________________________________________________________
Employer's Name                                         Occupation

_______________________________________________________________________________________________________________________________
Employer's Address                                      City                    State                   Zip

Are you or an immediate family member affiliated with or working for a member firm of a stock exchange or the National Association of Securities Dealers, Inc.?
  [ ] No  [ ] Yes               Name of instituion________________________________________Please complete section 5E.


3 DISTRIBUTION SELECTION Your dividends and capital gains will be automatically reinvested into your account unless you indicate otherwise below.

I would like my:
[ ] Dividends and capital gains reinvested for
    fund(s)___________________________
[ ] Dividends paid by check and capital gains reinvested for fund(s)___________________________
[ ] Dividends and capital gains sent to me by check to the address indicated in
    Section 2 for fund(s)___________________________
[ ] Dividends and capital gains automatically deposited to my bank account as indicated in Section 4 for fund(s)__________________________
[ ] Dividends and capital gains reinvested in another established Ernst World
    Fund (minimum balance of $500 required)

From__________________________  __________________________
             (Fund)                    Account Number
  to__________________________  __________________________
             (Fund)                    Account Number

From__________________________  __________________________
             (Fund)                    Account Number
  to__________________________  __________________________
             (Fund)                    Account Number


================================================================================
4 ELECTRONIC FUNDS TRANSFER INSTRUCTIONS

FOR YOUR CONVENIENCE, YOU MAY AUTHORIZE ERNST WORLD FUNDS TO TRANSFER MONEY BETWEEN YOUR BANK ACCOUNT AND YOUR ERNST WORLD FUNDS ACCOUNT.

I have attached a VOIDED CHECK OR DEPOSIT SLIP for my
[ ] checking*  [ ] savings*   [ ] money market*     account.

I would like to use this service:

[ ] for the Automatic Plan(s) I signed up for in Section 5
[ ] to establish Bank Wire instructions
[ ] to receive dividends and capital gains

________________________________________________________________________________
Bank Name         Branch Office                 Bank Telephone Number

________________________________________________________________________________

Account Number    Bank Routing Number or ABA Number (if unknown, call your bank)

________________________________________________________________________________
Name(s) on Bank Account (must be the same as Ernst World Funds account)

________________________________________________________________________________
Bank Address (do not use P.O. Box)      City            State           Zip

________________________________________________________________________________
Signature of Co-Owner of Bank Account

[FN]
*Debits to this account may count toward the maximum number of withdrawals allowed for this type of account. Please check with your bank to ensure that they accept "ACH transactions" for the account you are using.
================================================================================
5 ACCOUNT OPTIONS

A. AUTOMATIC INVESTMENT AND WITHDRAWAL PLANS Minimum $50 automatic investment and $100 automatic withdrawal per fund; please see prospectus for details.

[ ] AUTOMATIC INVESTMENT PLAN.  I would like the plan to begin the month of_________________ 19_____. Please have the amount(s) indicated below withdrawn from my bank account noted in Section 4 and invested in the fund(s) listed below.
    Fund_____________________________ Amount $_______________
    [ ] Each month on the 5th         [ ] Quarterly on the 5th
    [ ] Each month on the 20th            (Mar., June, Sept., Dec.)

    Fund_____________________________ Amount $_______________
    [ ] Each month on the 5th         [ ] Quarterly on the 5th
    [ ] Each month on the 20th            (Mar., June, Sept., Dec.)

[ ] AUTOMATIC WITHDRAWAL PLAN. Required minimum balance is $10,000. I would like the plan to begin the month of_________________ 19_____. Please have the amount(s) indicated below [ ] deposited into my bank account noted in
    Section 4. [ ] mailed to me by check at the address indicated in Section 2.

    Fund_____________________________ Amount $_______________
    [ ] Each month on the 5th         [ ] Quarterly on the 5th
    [ ] Each month on the 20th            (Mar., June, Sept., Dec.)

    Fund_____________________________ Amount $_______________
    [ ] Each month on the 5th         [ ] Quarterly on the 5th
    [ ] Each month on the 20th            (Mar., June, Sept., Dec.)

B.  RIGHTS OF ACCUMULATION Please see the prospectus for qualifications.
[ ] My combined holdings in the Ernst World Funds may entitle me to a reduced sales charge. Applicable shareholder account numbers are:
    Fund ___________________  Fund ___________________  Fund ___________________
    Account #_______________  Account #_______________  Account #_______________

C. LETTER OF INTENT You may qualify for reduced sales charges if you plan to make additional investments within a 13-month period. Please see the prospectus for qualifications.

[ ] I agree to the terms of the Letter of Intent set forth in the prospectus.
    Although I am not obligated to do so, it is my intention to invest over a 13-month period in shares of one or more of the above Funds (except the money market funds) an aggregate amount at least equal to that which is checked below.

        [ ] $50,000  [ ]$100,000  [ ]$250,000  [ ]$500,000  [ ]$1,000,000

D. SALES CHARGE WAIVER Please see current prospectus for eligibility.
The Sales Charge Waiver Form must be attached.
To receive a copy of the Sales Charge Waiver Form, see your employer or call 1-800-672-4797. Investor Category___________________

E. DUPLICATE STATEMENTS & CONFIRMATIONS (Optional, at your discretion) Please send duplicate statements and confirmations to:

________________________________________________________________________________
Name                    Company

________________________________________________________________________________
Address                 City                    State                   Zip

6 TELEPHONE REDEMPTION AND EXCHANGE If left blank, you will automatically receive telephone privileges.

I elect the telephone privileges as described in the prospectus. [ ] Yes [ ] No
================================================================================
7 CUSTOMER AGREEMENT

To: BISYS Fund Services (BISYS), Distributor, and BISYS Fund Services Ohio, Inc., Transfer Agent.

I (We) have full right, power, authority and legal capacity; and am (are) of legal age in my (our) state of residence to purchase shares of the fund(s). I
(We) affirm that I (we) have received and read the current prospectus(es) of the fund(s) selected and agree to be bound by its (their) terms.

Any changes to sections 1, 2 or 4 must be made in writing to BISYS Fund Services, accompanied by a signature guarantee from an eligible guarantor institution as outlined in the funds' prospectuses.

Any changes to sections 3, 5, 6, or 9 must be made in writing to BISYS Fund Services, but do not require a signature guarantee. Please allow 15 business days after receipt of the request to add, change or discontinue the Auto Withdrawal feature.

The meaning of words in this Agreement: The words I," me" and "my" refer to the person(s) who signed this Agreement. The words "you" and "your" refer to the Distributor and the Transfer Agent.

a. REPRESENTATIONS. I understand that you provide no investment, tax or legal advice, and I have relied on my independent judgment with respect to the suitability or potential value of any security or order.

b. FORCE MAJEURE. You shall not be liable for loss or delay caused directly or indirectly by war, natural disaster, government restrictions, exchange or market rulings or other conditions beyond the control of the Distributor and the Transfer Agent.

c. RECORDING CONVERSATIONS. I understand and agree that, for our mutual protection, telephone conversations may be recorded without further notice.

d. APPLICABLE LAWS AND REGULATIONS. All transactions shall be subject to rules, regulations, customs and usages of the exchange, market or clearing house where executed, all applicable federal and state laws and regulations, and the policies and procedures as determined by Ernst World Funds (the "Fund") set forth in the funds' then-current prospectuses.

e. GOVERNING LAWS. The Agreement shall be governed by the laws of the State of Ohio as applicable.

f. RELIANCE ON REPRESENTATIONS. I understand that the Distributor and the Transfer Agent shall rely on the information which I have set forth in this Agreement. I agree that all changes to this information shall be promptly provided to the Distributor or the Transfer Agent in writing. The Distributor and the Transfer Agent are entitled to rely on this information until I change it by subsequent written notice.

g. DELIVERY AND RECEIPT. Any orders for transactions in the funds under this Agreement will NOT be effective until received and approved by the Distributor or the Transfer Agent at their offices in Columbus, Ohio. The Distributor or the Transfer Agent shall not be responsible for any losses or lost profit opportunity I may experience due to any delays in the execution of purchase and redemption orders as a result of delayed receipt of such orders.

h. INSTRUCTIONS. Neither the Distributor, the Transfer Agent nor the Fund will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Fund's telephone redemption procedures, upon instructions reasonably believed to be genuine. The Fund and its agents will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account.

i. ARBITRATION. This paragraph contains what is sometimes referred to as a predispute arbitration clause. In this regard, I am aware of the following:

(i) ARBITRATION IS FINAL AND BINDING ON THE PARTIES.
(ii) THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.

(iii) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS.

(iv) THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.

(v) THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

(vi) ALL AGREEMENTS SHALL INCLUDE A STATEMENT THAT "NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PREDISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL: (i) THE CLASS CERTIFICATION IS DENIED, OR (ii) THE CLASS
IS DECERTIFIED, OR (iii) THE PERSON AGAINST WHOM THE ARBITRATION AGREEMENT WOULD BE ENFORCED IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN." IT IS AGREED THAT ANY CONTROVERSY BETWEEN ME AND ALL OR ANY OF THE FUNDS AND ITS SERVICE PROVIDERS, ARISING OUT OF THIS AGREEMENT OR MY BUSINESS WITH YOU, SHALL BE SETTLED BY ARBITRATION CONDUCTED IN ACCORDANCE WITH THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR THE AMERICAN ARBITRATION ASSOCIATION, AS I MAY ELECT. FAILURE TO NOTIFY YOU OF SUCH ELECTION IN WRITING WITHIN FIVE (5) DAYS AFTER RECEIPT FROM YOU OF A REQUEST FOR ARBITRATION SHALL BE DEEMED TO BE AUTHORIZATION TO MAKE SUCH ELECTION ON MY BEHALF. JUDGMENT UPON THE AWARD OF THE ARBITRATORS MAY BE ENTERED BY ANY COURT HAVING JURISDICTION.

j. INDEMNIFICATION. As additional consideration for the services of the Distributor, the Transfer Agent and the Fund, with regard to this Account, I agree to indemnify and hold the Distributor, the Transfer Agent and the Fund, its officers, directors, employees and agents harmless from and against any and all losses, liabilities, demands, claims, actions, expenses and attorney's fees arising out of or in connection with this Agreement, which are not caused by the negligence or willful misconduct of the Distributor, the Transfer Agent or the Fund. The provisions of this Section shall survive termination of this Agreement; the provisions of this Section shall be binding on my successors and assigns.

k. I understand that, if disbursements out of this account are to anyone other than applicant or applicant's joint tenant, a signature guarantee will be required.

l. With respect to Section 5A, I understand that if the 5th or 20th should fall on a nonbusiness day, the transaction will be effective on the next business day.

m. I UNDERSTAND THAT MUTUAL FUND SHARES ARE NOT DEPOSITS OF ANY BANK, ARE NOT INSURED BY THE FDIC, ARE NOT OBLIGATIONS OF ANY BANK OR THE U.S. GOVERNMENT AND ARE NOT ENDORSED OR GUARANTEED IN ANY WAY BY ANY BANK.

                                                      [LOGO SIGNIFYING "NO FDIC
                                                            INSURANCE"]

8 YOUR SIGNATURE All registered shareholders must sign.

I HAVE RECEIVED AND READ THE CURRENT PROSPECTUS(ES) OF THE FUND(S) SELECTED AND THIS ACCOUNT REGISTRATION FORM AND AGREE TO BE BOUND BY THEIR TERMS.
By signing below, I certify under the penalty of perjury, that (check appropriate box):
        [ ] The number I have provided is the correct taxpayer identification number for this account, and I AM NOT subject to backup withholding because (a) I am exempt from backup withholding (and if I am a nonresident alien, I have provided you with a compete W-8 form), or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

        [ ] The number I have provided is my correct taxpayer identification number, and I AM subject to backup withholding.

BY SIGNING BELOW, I REPRESENT THAT I HAVE READ THE TERMS AND CONDITIONS GOVERNING THIS ACCOUNT AND AGREE TO BE BOUND BY SUCH TERMS AND CONDITIONS AS ARE CURRENTLY IN EFFECT AND AS MAY BE AMENDED FROM TIME TO TIME, AND I ACKNOWLEDGE THAT I HAVE READ AND UNDERSTAND THE DISCLOSURE WITH RESPECT TO NON-DEPOSIT INVESTMENT PRODUCTS AT THE CONCLUSION OF THIS AGREEMENT.

X                                       X
--------------------------------------  ---------------------------------------
Signature                       Date    Signature                       Date

X                                       X
--------------------------------------  ---------------------------------------
Signature(Joint Owner-if any)   Date    Signature(Joint Owner-if any)   Date

===============================================================================
9 ORGANIZATION RESOLUTION

This seciton is to be completed by organizations. In some circumstances, additional documentation is required. Pleas call 1-800-672-4797 to inquired. Also, please be sure to fill out the appropriate resolution fully, as incomplete documentation will cause delays in investing and redeeming.

TYPE OF ORGANIZATION

[ ] Corporation  [ ] Nonprofit Organization  [ ] Partnership


--------------------------------------  ---------------------------------------
Name of Organization                    Name (Please print)             Title

--------------------------------------  ---------------------------------------
Address                                 Signature

--------------------------------------  ---------------------------------------
City              State       Zip       Name (Please print)             Title

--------------------------------------  ---------------------------------------
Telephone                               Signature

                                        ---------------------------------------
I,_________________of_________________  Name (Please print)             Title
certify that the following is a true
copy of a resolution now in full force  ---------------------------------------
and effect, duly adopted by the         Signature
Board of Directors or by those with
authority to act on behalf of said
Organization on _______________ 19__:
Resolved, that any [ ] one [ ] two
[ ] three [ ] four of the persons
whose names and signatures appear       Be it further resolved, that the
below are hereby authorized and         parties named above are hereby
directed to execute and deliver any     authorized and directed to sign such
written instruments including, without  documents, make such filings and to
limitation, the Customer Agreement,     take such further actions as may be
which is attached hereto and made a     necessary or desirable to implement
part hereof by this reference,          this resolution.
necessary to establish and maintain
accounts with any fund within the Ernst
World Funds, to effect purchases and
redemptions of such shares.             X
                                        ---------------------------------------
                                        Signature of certifying        Date
                                        person of officer
--------------------------------------- (Other than those listed above) All
Name (Please print)             Title   persons authorized to act on the
                                        account must also sign under Section 8
--------------------------------------- of this application.
Signature

===============================================================================
BANK, BROKER/DEALER USE ONLY
Investment Rep__________________ SS#_______________________ Rep#_______________
Broker/Dealer#__________________ Office Name_______________ Office#____________
Telephone (___)_________________ Signature_____________________ Date___________
Referred by_____________________ Office Name_______________ Office#____________
Principal ______________________ Signature_____________________ Date___________
===============================================================================
===============================================================================
OFFICE USE ONLY
Dealer# _ _ _ _ _ _ _       Rep # _ _ _ _ _ _           Lead Source _ _
Wholesaler # _ _ _          Referring Employee _ _ _ _  Fund Source _ _
Office# _ _ _ _ _ _ _       Referring Branch _ _ _ _    Campaign Code _ _
===============================================================================

                               ERNST WORLD FUNDS
                                     WORLD

                       ERNST GLOBAL ASSET ALLOCATION FUND

                      ERNST GLOBAL SMALLER COMPANIES FUND

                 ERNST AUSTRALIA-NEW ZEALAND FIXED INCOME FUND

                                ERNST & COMPANY
                               INVESTMENT ADVISER

                       PROSPECTUS DATED FEBRUARY 5, 1996

                               TABLE OF CONTENTS

                                                                                         PAGE
                                                                                         ----
Prospectus Summary....................................................................     2
Fee Table.............................................................................     4
Investment Objectives and Policies....................................................     5
Investment Techniques.................................................................     9
Management of the Group...............................................................    14
Investment Restrictions...............................................................    17
Valuation of Shares...................................................................    17
How to Purchase and Redeem Shares.....................................................    18
Dividends and Taxes...................................................................    26
Expenses and Certain Fund Services....................................................    28
General Information...................................................................    29

                               INVESTMENT ADVISER
                                Ernst & Company
                             One Battery Park Plaza
                            New York, New York 10004

                            SUB-INVESTMENT ADVISER:
                             NATIONAL MUTUAL FUNDS
                           MANAGEMENT (GLOBAL), LTD.
                               447 Collins Street
                           Melbourne, Australia 3000

                         ADMINISTRATOR AND DISTRIBUTOR
                              BISYS Fund Services
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                                 LEGAL COUNSEL
                             Dechert Price & Rhoads
                              1500 K Street, N.W.
                             Washington, D.C. 20005

                                    AUDITORS
                           Coopers & Lybrand, L.L.P.
                             100 East Broad Street
                              Columbus, Ohio 43215

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             THE ERNST WORLD FUNDS

                       ERNST GLOBAL ASSET ALLOCATION FUND
                      ERNST GLOBAL SMALLER COMPANIES FUND
                 ERNST AUSTRALIA-NEW ZEALAND FIXED INCOME FUND

                                         For current purchase, redemption and
                                         performance
                                         information, call (800) 672-4797.
                                         TDD/TTY call (800) 300-8893

    The ERNST WORLD FUNDS are a family of mutual funds with each Fund having a separately managed portfolio of assets. The three Funds offered by this Prospectus are the ERNST GLOBAL ASSET ALLOCATION FUND (the "Global Asset Allocation Fund"), the ERNST GLOBAL SMALLER COMPANIES FUND (the "Global Smaller Companies Fund") and the ERNST AUSTRALIA-NEW ZEALAND FIXED INCOME FUND (the "Australia-New Zealand Fixed Income Fund") (collectively the "Funds"). Each of the Funds is a diversified mutual fund, except for the Australia-New Zealand Fixed Income Fund which is non-diversified. These Funds are intended for investors seeking international diversification through investment in specialized portfolios. The Global Asset Allocation Fund has been developed for investors who seek higher levels of capital stability available from investing globally in a mix of equity, debt and money market securities. The Global Smaller Companies Fund has been developed for investors who seek to have their assets invested globally and primarily in smaller companies, as defined below. The Australia-New Zealand Fixed Income Fund has been developed for investors who seek current income with some, but limited, potential for capital appreciation through investment in a portfolio of primarily fixed income securities which present minimal credit risk and which are issued by the governments of Australia or New Zealand or governmental authorities in those countries. The Global Asset Allocation and Smaller Companies Funds are particularly intended for investors who are willing to invest on a longer term basis. All of the Funds are intended for investors who seek the potential benefits in international securities markets and who can accept the risks inherent in those markets.

    The Funds are advised by Ernst & Company ("Ernst" or the "Adviser"), an institutional, securities investment firm with its principal offices in New York, New York. Ernst, founded in 1924, is a member firm of the New York Stock Exchange and of all principal U.S. securities exchanges. Each Fund also utilizes the services of National Mutual Funds Management (Global) Ltd., Melbourne, Australia as sub-investment adviser.

    The investment objective of the Global Asset Allocation Fund is long-term capital appreciation. It seeks this objective by investing primarily in equity securities of U.S. and foreign companies, debt securities issued by both private issuers and governments and in money market instruments.

    The investment objective of the Global Smaller Companies Fund is long-term capital appreciation. It seeks this objective by investing primarily in equity securities of U.S. and foreign companies, the market capitalization of which is less than $1 billion. In the case of U.S. companies, these smaller companies will usually have market capitalization outside of the top 75% of U.S. companies by market capitalization. In the case of non-U.S. companies, these smaller companies will usually have market capitalization outside of the top 50% of companies by capitalization in their market.

    The investment objective of the Australia-New Zealand Fixed Income Fund is current income. It seeks this objective by investing primarily in fixed income securities which present minimal credit risk and which are issued by either the governments of Australia or New Zealand, or governmental authorities in those countries. It may also invest to a more limited extent in corporate debt securities.

    The Funds are investment series of The Coventry Group (the "Group"), an open-end management investment company consisting of several separate investment series. BISYS Fund Services, Limited Partnership, Columbus, Ohio (the "Distributor") acts as the Funds' administrator and distributor. BISYS Fund Services Ohio, Inc., Columbus, Ohio, an affiliate of the Distributor, acts as the Funds' transfer agent (the "Transfer Agent") and performs certain accounting services for the Funds.

    Additional information about the Funds, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request without charge by writing to the Funds at their address or by calling the Funds at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

    This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY FINANCIAL INSTITUTION AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
                                ---------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                ---------------

                The date of this Prospectus is February 5, 1996

                               PROSPECTUS SUMMARY

The Funds..........................  Ernst Global Asset Allocation Fund (the "Global Asset
                                     Allocation Fund"), Ernst Global Smaller Companies Fund
                                     (the "Global Smaller Companies Fund") and Ernst
                                     Australia-New Zealand Fixed Income Fund (the
                                     "Australia-New Zealand Fixed Income Fund"), each a
                                     separate investment portfolio (collectively, the
                                     "Funds") of The Coventry Group, an open-end, management
                                     investment company organized as a Massachusetts business
                                     trust.
Shares Offered.....................  Shares of beneficial interest ("Shares") of the Funds.

Offering Price.....................  The public offering price is equal to the net asset value per Share plus a sales charge equal to 5.50%
                                     of the public offering price (5.82% of the amount
                                     invested) for the Global Asset Allocation and Global
                                     Smaller Companies Funds, and 3.25% (3.36% of the amount
                                     invested) for the Australia-New Zealand Fixed Income
                                     Fund reduced on investments of $50,000 or more.

Minimum Purchase...................  $1,000 minimum for the initial investment with a $50 minimum for subsequent investments. (See "HOW TO
                                     PURCHASE AND REDEEM SHARES -- Purchases of Shares and
                                     Auto Invest Plan" for a discussion of lower minimum
                                     purchase amounts).
Investment Objective and             The Global Asset Allocation and the Global Smaller
  Policies.........................  Companies Funds seek long-term capital appreciation.
                                     Under normal market conditions, the Global Asset
                                     Allocation Fund will invest primarily in equity
                                     securities of U.S. and foreign companies, debt
                                     securities issued by both private issuers and
                                     governments and in money market instruments. Under
                                     normal market conditions, the Global Smaller Companies
                                     Fund will invest primarily in equity securities of U.S.
                                     and foreign companies, the market capitalization of
                                     which is less than $1 billion. In the case of U.S.
                                     companies, these smaller companies will usually have
                                     market capitalization outside of the top 75% of U.S.
                                     companies by market capitalization. In the case of
                                     non-U.S. companies, these smaller companies will usually
                                     have market capitalization outside of the top 50% of
                                     companies by capitalization in their market. The
                                     Australia-New Zealand Fixed Income Fund seeks current
                                     income. Under normal market conditions, it will invest
                                     primarily in fixed income securities which present
                                     minimal credit risk and which are issued by the govern-
                                     ments of Australia or New Zealand, or governmental
                                     authorities in those countries.

Risks and Special Considerations...  Each of the Funds invest substantial amounts of its assets in securities of issuers located outside of the
                                     United States. The risks of such investments include,
                                     among others, currency fluctuations, possible price
                                     volatility and reduced liquidity, different financial,
                                     accounting and regulatory standards, possible
                                     withholding taxes and expropriation. (See Risk Factors
                                     and Special Considerations) In addition, the Global
                                     Smaller Companies Fund invests primarily in securities
                                     issued by smaller companies which can in some instances
                                     involve greater risks than investing in larger
                                     companies. (See Ernst Global Smaller Companies Fund)
Investment Adviser.................  Ernst & Company, New York, New York.
Sub-Investment Adviser.............  National Mutual Funds Management (Global) Ltd.,
                                     Melbourne, Australia.
Dividends..........................  The Global Asset Allocation Fund and the Global Smaller
                                     Companies Fund intend to declare dividends from net
                                     investment income quarterly and pay such dividends
                                     quarterly. The Australia-New Zealand Fixed Income Fund
                                     intends to declare dividends from net investment income
                                     monthly and pay such dividends monthly. Each Fund will
                                     distribute net realized capital gains, if any, at least
                                     once annually. All such dividends shall be paid in
                                     additional full and fractional shares of a Fund unless a
                                     shareholder elects to take dividends in cash.
Distributor........................  BISYS Fund Services, Limited Partnership, Columbus,
                                     Ohio.

                                   FEE TABLE

                                                                 GLOBAL        GLOBAL       AUSTRALIA-
                                                                 ASSET         SMALLER      NEW ZEALAND
                                                               ALLOCATION     COMPANIES        FIXED
                                                                  FUND          FUND        INCOME FUND
                                                               ----------     ---------     -----------

Shareholder Transaction Expenses
     Maximum Sales Load Imposed on Purchases (as a
       percentage of offering price).......................        5.50%         5.50%          3.25%
     Maximum Sales Load Imposed on Reinvested Dividends (as
       a percentage of offering price).....................           0%            0%             0%
     Deferred Sales Load (as a percentage of original
       purchase price or redemption proceeds, as
       applicable).........................................           0%            0%             0%
     Redemption Fees (as a percentage of amount redeemed,
       if applicable)1.....................................           0%            0%             0%
     Exchange Fee..........................................      $    0         $   0          $   0
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
     Management Fees.......................................        1.10%         1.10%           .60%
     12b-1 Fees............................................        0.25%         0.25%          0.25%
     Other Expenses3.......................................        1.07%         1.07%          1.45%
                                                               ----------     ---------     -----------
     Total Fund Operating Expenses.........................        2.42%         2.42%          2.30%
                                                               =========      ==========    ============
EXAMPLE
     You would pay the following expenses on a $1,000
       investment, assuming (1) 5% annual return and (2)
       redemption at the end of each time period:

                                                                 1 YEAR        3 YEARS
                                                               ----------     ---------
       Global Asset Allocation Fund........................      $   78         $ 126
       Global Smaller Companies Fund.......................      $   78         $ 126
       Australia-New Zealand Fixed Income Fund.............      $   55         $ 102


     The purpose of the above table is to assist a potential purchaser of a Fund's Shares in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Ernst and the Administrator may voluntarily waive or reduce a portion of the fees payable to them which may result in lower total operating expenses. See "MANAGEMENT OF THE GROUP" and "GENERAL INFORMATION" for a more complete discussion of the Shareholder transaction expenses and annual operating expenses for the Funds. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------

1 A wire redemption charge of $15.00 is deducted from the amount of a wire redemption payment made at the request of a shareholder.

2 As a result of expenses payable in connection with the Funds' Distribution and Shareholder Service Plan, it is possible that long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.

3 "Other Expenses" for the Funds are based on estimated amounts for the current fiscal year.

                       INVESTMENT OBJECTIVES AND POLICIES

     Each Fund has its own investment objective and policies, which are described below. There is no assurance that a Fund will be successful in achieving its investment objectives. The investment objective of each Fund is a fundamental policy and, as such, may not be changed without a vote of the holders of a majority of the outstanding Shares of a Fund (as described in the Statement of Additional Information). The other policies of a Fund may be changed without a vote of the holders of a majority of Shares unless (1) the policy is expressly deemed to be a fundamental policy of the Fund or (2) the policy is expressly deemed to be changeable only by such majority vote.

     National Mutual Funds Management (Global) Ltd., Melbourne, Australia ("NMFM") serves as sub-investment adviser for each of the Funds. NMFM will manage each Fund from its offices in Melbourne, Australia, and will coordinate a global team of regionally based investment professionals in Australia, Japan, Hong Kong, New Zealand, the United States and Europe.

ERNST GLOBAL ASSET ALLOCATION FUND

     The investment objective of the Global Asset Allocation Fund is to seek long-term capital appreciation. Under normal market conditions, the Global Asset Allocation Fund will invest primarily (i.e., not less than 65% of its total assets) in equity securities of U.S. and foreign companies, debt securities issued by both private issuers and governments and in money market instruments. The Fund will normally invest at least 65% of its total assets in at least three different countries around the world.

     While the Global Asset Allocation Fund has been developed for investors who seek long-term capital appreciation, it has been designed for investors who also wish a level of capital stability greater than that which would be realized by a fund which invests solely in global equity markets. Accordingly, the Global Asset Allocation Fund will normally invest in a mix of equity, debt and money market securities. The Adviser and NMFM believe that portfolios so invested can over the long term provide capital appreciation and lower levels of volatility than traditional equity funds.

     The Fund is not limited geographically but will invest primarily in the principal securities markets in North America, Europe and the United Kingdom, Asia and Japan, and Australasia. Like other global funds, this Fund will be exposed to the risks of international investing (See Risk Factors and Special Considerations). The Fund's investments in equity securities will be primarily in larger capitalization companies in the principal securities market for that company. It intends also to limit its investment in debt securities of private issuers to those rated investment grade (rated A or better) by a nationally recognized statistical rating organization or judged by NMFM to be of comparable quality). Money market securities include repurchase agreements, commercial paper, certificates of deposit, bankers acceptances and other liquid, short-term debt securities.

     Although the Fund is not restricted to any particular mix of equity, debt and money market instruments, it will normally invest at least 10% of its total assets in equity securities and at least 20% of its total assets in debt securities or money market instruments. It will not invest more than 70% of its total assets in equity securities or in debt securities at any one time. For temporary, defensive purposes, the Fund may invest up to 100% of its assets in debt securities of corporate and governmental issuers rated in the three highest rating categories by a recognized rating service or determined to be of comparable quality by NMFM and in liquid short-term money market instruments.

     The Fund intends to use various hedging techniques to hedge against currency exchange rate risks. If the value of a currency in which the Fund has invested a portion of its assets, should fall in value relative to the dollar, the value of the Fund's invested assets, expressed in dollars, will also fall. As a general policy, NMFM will attempt to hedge all foreign currency exposures so that the Fund will not be exposed to the risk of foreign currency fluctuations relative to the U.S. dollar. The Adviser may deviate from this policy for temporary defensive purposes where the use of hedging techniques appears particularly ill advised. (See "Foreign Currency Transactions"). In addition to using forward foreign currency exchange contracts, the Fund may also use foreign currency futures and options for foreign currency hedging purposes.

     The Fund may also use futures and options contracts to facilitate efficient cash management, portfolio restructuring and hedging purposes. The Fund will not use such contracts to leverage its assets and these contracts will, in accordance with applicable regulatory requirements, be covered by appropriate assets or segregated accounts (see Futures Contracts; Call and Put Options).

     NMFM uses a global investment process in managing the Fund which involves an ongoing review of global economic developments, changes in economies and securities markets in countries in which the Fund may invest, as well as possible changes in currency values. NMFM relies upon its regional offices to assist in these reviews. In part because of the periodic need to allocate and reallocate assets among the asset classes of the Fund, it is anticipated that the Fund's portfolio turnover rate may be approximately, but is not expected to exceed, 100% (see Expenses and Portfolio Transactions and Foreign Investment
Risk).

ERNST GLOBAL SMALLER COMPANIES FUND

     The investment objective of the Global Smaller Companies Fund is to seek long-term capital appreciation. Under normal conditions, the Global Smaller Companies Fund will invest primarily (i.e., at least 65% of its total assets) in equity securities of U.S. and foreign small companies. The Fund will also normally invest at least 65% of its total assets in at least three different countries around the world. The balance of the Fund's assets will normally be invested in equity securities of larger companies or other permissible investments for the Ernst World Funds (See "Investment Techniques").

     The Global Smaller Companies Fund is intended for long term investors who seek broader diversification by investing a portion of their assets globally and primarily in smaller sized companies. In today's share price environment, companies with total market capitalization of less than $1 billion will be considered small. In the case of U.S. companies, these smaller companies will usually have market capitalization outside of the top 75% of U.S. companies by market capitalization. In the case of non-U.S. companies, these smaller companies will usually have market capitalization outside of the top 50% of companies by capitalization in this market. Smaller companies can, in the view of the Adviser and NMFM, represent attractive investment opportunities. Smaller companies can sometimes focus their energies in more flexible and more innovative ways than larger companies and can position themselves more readily in growing sectors of an economy. Also, smaller companies sometimes are less well researched by investment firms and may as a result be somewhat undervalued. At the same time, investment in smaller companies may involve greater risk than investing in larger companies. Smaller companies may have more limited product lines, markets or financial and management resources. Securities trading markets for smaller companies often trade less frequently and in smaller volume and may be subject to more abrupt or erratic price movements affecting the value of the Fund's shares.

     For temporary, defensive purposes, the Fund may invest up to 100% of its assets in debt securities of corporate and governmental issuers rated in the three highest rating categories by a recognized rating organization or determined to be of comparable quality by NMFM and in liquid short-term money market instruments.

     The Fund intends to use various hedging techniques to hedge against currency exchange rate risks. If the value of a currency in which the Fund has invested a portion of its assets, should fall in value relative to the dollar, the value of the Fund's invested assets, expressed in dollars, will also fall. As a general policy, NMFM will attempt to hedge all foreign currency exposures so that the Fund will not be exposed to the risk of foreign currency fluctuations relative to the U.S. dollar. The Adviser may deviate from this policy for temporary defensive purposes where the use of hedging techniques appears particularly ill advised. (See "Foreign Currency Transactions"). In addition to using forward foreign currency exchange contracts, the Fund may also use foreign currency futures and options for foreign currency hedging purposes.

     The Fund may also use futures and options contracts to facilitate efficient cash management, portfolio restructuring and hedging purposes. The Fund will not use such contracts to leverage its assets and these contracts will, in accordance with applicable regulatory requirements be covered by appropriate assets or segregated accounts (see Futures Contracts; Call and Put Options).

     NMFM uses a global investment process in managing the Fund. It reviews on an on-going basis global economic developments in the regions and countries in which the Fund may invest. It examines conditions in local economies, securities markets, companies and currencies and relies upon its regional offices to assist in these reviews. NMFM does not anticipate the Fund's portfolio turnover rate to exceed 75%.

ERNST AUSTRALIA-NEW ZEALAND FIXED INCOME FUND

     The investment objective of the Australia-New Zealand Fixed Income Fund is current income. The Fund seeks this objective by investing primarily (i.e., at least 65% of its total assets) in fixed income securities which present minimal credit risk and which are issued or guaranteed by either the government of Australia or New Zealand, or governmental authorities in those countries.

     The Australia-New Zealand Fixed Income Fund is intended for investors who wish to diversify their investments by investing in a fund which holds high quality debt securities issued primarily by Australian and New Zealand governmental bodies. Historically, debt securities of Australia-New Zealand governments have provided higher yields than U.S. government securities. Like the United States, Australia and New Zealand have had more stable economic and political environments than many other countries of the world. However, like other funds investing outside of the United States, this Fund will be exposed to the risks of international investing (see Risk Factors and Special Considerations).

     The Fund will invest at least 65% of its total assets in securities issued or guaranteed by the Australian government, its agencies, authorities and instrumentalities, as well as Australian state governments and their agencies, authorities and instrumentalities, and in comparable securities issued by the New Zealand government, its agencies or instrumentalities. The Fund may also invest in high rated corporate debt securities of Australian or New Zealand companies and money market instruments. The average duration of securities held by the Fund is expected to be normally between 2 and 6 years. All securities held by the Fund must be rated in one of the three highest rating categories by a recognized rating agency or be of comparable quality in the view of NMFM. For temporary defense purposes, the Fund may reduce its holdings of Australia and New

Zealand securities and invest all its assets in U.S. government securities. The Fund does not anticipate that its portfolio turnover rate will exceed 500%. The Fund will be actively traded by NMFM to increase income. Existing tax rules will limit the extent of such trading. While debt securities are generally traded free of brokerage commissions, dealer spreads or mark-ups do not make such trading free of trading costs.

     The Fund does not intend to engage in hedging transactions to hedge against currency exchange risks, since it is intended for investors who desire a "pure play," that is exposure to Australian interest rate and currency fluctuations. Accordingly, the net asset value of the Fund's shares will fluctuate with changes in both interest rates in Australia and New Zealand and currency exchange rates. As interest rates increase, the value of the Fund's holdings will generally decrease and as interest rates decrease, the value of the Fund's holdings will generally increase. If the value of Australian and New Zealand currencies fall relative to the U.S. dollar, the value of the Fund's holdings expressed in dollars would also fall. If those currencies were to increase in value relative to the U.S. dollar, the value of the Fund's holdings in U.S. dollars would increase. Under extraordinary circumstances, the Fund may, however, use foreign currency hedging strategies (see Foreign Currency Transactions) to attempt to avoid losses that are highly likely to occur in the view of the sub-adviser.

     Because the Fund may invest a substantial portion of its assets in securities issued by the Australian government, it will be considered a non-diversified fund. It also will have a policy to concentrate its investments in Australian governmental issuers. In general, funds which are non-diversified or concentrate in particular industry groups are considered more risky than diversified funds or funds which do not concentrate. Non-diversified funds and funds that concentrate their investments may be more susceptible to any single economic, political or regulatory event. As noted above, the Fund is investing primarily in high quality securities issued by Australian and New Zealand governmental bodies. These securities will be guaranteed as to principal and interest by the issuing body or the national or state government of Australia or New Zealand as the case may be, although there can be no guarantee that political upheaval would never lead to a repudiation.

     The Fund will, nonetheless, be required to comply with diversification requirements of the U.S. Internal Revenue Code. These requirements will generally restrict the Fund's investments, with respect to particular governmental bodies, such that the Fund could not invest substantial assets in a single issuer for extended periods of time.

     Australian Governmental Entities. The Fund is permitted to invest in Commonwealth of Australia government bonds and treasury notes and state government and semi-government bonds and notes. Commonwealth government bonds and treasury notes represent the obligations of the Commonwealth of Australia and are sold by the Reserve Bank of Australia (the central bank) through public tenders. Bonds typically have maturities of twelve to fifteen years but may be longer term. Notes may be issued in maturities up to six months. The Commonwealth also guarantees as to payment of principal and interest similar debt obligations issued by its instrumentalities. State government and semi-government bonds and notes are issued by various States and State instrumentalities and, in the case of State instrumentalities, are guaranteed by the applicable State government. Maturities range from less than one year to 15 years.

     Mortgage-Backed Securities. The Fund is also permitted to invest in Australian mortgage-backed securities, which represent part ownership by the Fund in a pool of mortgage loans. These loans are made by private lenders and to be eligible for purchase by the Fund must have assurances from Australian federal and state governmental entities or agencies. These securities must also satisfy the Fund's general credit criteria to qualify for purchase.

     The Fund may invest in options and futures contracts to assist in the efficient management of cash holdings and for other investment purposes. (See Futures Contracts, Call and Put Options.)

     Information about Australia. Australia comprises an area almost the same size as the United States, excluding Alaska. Its population is approximately 18 million. The Commonwealth of Australia was formed as a federal union in 1901, with federal legislative powers vested in the Federal Parliament and federal executive power in the Governor-General who is advised by a Federal Executive Council comprised of the Prime Minister and other Federal Ministers. Prior to World War II, the economy was highly dependent on the rural sector. In the last forty years there has been strong growth in the economy and diversification so that the rural sector now accounts for less than 5% of gross domestic product and employment. During the 1990s, Australia has experienced good growth in gross domestic product of around 3% and generally low inflation rates below 3%. Australia has traditionally been a net importer of capital and has traditionally run a current account deficit. Exchange rates between the U.S. dollar and Australia dollar have fluctuated between 1990 and 1995 between a low of $1.21 and a high of $1.55 Australian dollars per U.S. dollar. In late January 1995, the exchange rate was $1.35 Australian to $1.00 U.S. Changes in the exchange rate may occur for numerous reasons and could be significant, affecting the U.S. dollar value of the Fund's assets, its yield and the amount of securities needed to be sold in order to meet dividend distribution requirements.

     Australian interest rates, both short and long term, generally declined during the early 1990s but increased during 1994. 10 year Australian Government Bonds have, during the 1990's, carried interests rates that have generally exceeded 10 year U.S. Government Bond rates by 1% to 2.5%. There is no assurance that this will continue. (See the Statement of Additional Information for information comparing interest rates of U.S. and Australian Bonds). During most of the 1990s, the Australian government has run budget deficits in excess of 10% of revenues. The Commonwealth and State governments of Australia and their agencies and instrumentalities issue bonds and notes which are generally listed on the Australian Stock Exchange. Most trading in Australian debt securities takes place over-the-counter.

                             INVESTMENT TECHNIQUES

     The following investments and investment techniques are available to each of the Funds, unless otherwise indicated. When an investment limitation is expressed in terms of a percentage of a Fund's assets, that limitation will apply at the time the investment is made. The Funds are not required to sell assets as a result of subsequent market changes in asset values.

EQUITY SECURITIES (ALL FUNDS EXCEPT THE AUSTRALIA-NEW ZEALAND FIXED INCOME FUND)

     Equity securities include but are not limited to common and preferred stock, debt securities convertible into common stock (sometimes referred to as "convertible debentures"), common stock purchase warrants, closed-end country funds listed on a securities exchange, American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts.

DEBT SECURITIES (ALL FUNDS)

     Debt securities are securities issued by companies and governments in various forms such as bonds, notes and debentures, and the fixed income valuation of securities convertible into stock and convertible stock. The issuer receives an amount of money which it promises to repay at a particular time (typically the maturity date of the security). The issuer promises to pay interest at stated intervals in either a fixed or variable amount. Debt securities issued by governments and private issuers often receive ratings from recognized rating agencies. (See Appendix A.)

DEPOSITARY RECEIPTS (ALL FUNDS)

     American Depositary Receipts ("ADRs") are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risk of other investments in foreign securities, as discussed below.

FOREIGN CURRENCY TRANSACTIONS (ALL FUNDS)

     Forward Foreign Currency Exchange Contracts are used in order to protect against the adverse effect that future changes in foreign currency exchange rates may have on an investment portfolio or on its investment activities that are undertaken in foreign currencies. Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets.

     Contracts to purchase foreign currencies are used to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. Contracts to sell foreign currencies are used to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies relative to the U.S. dollar. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. Foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts. No assurance can be given that these techniques will be successful if used.

FUTURES CONTRACTS (ALL FUNDS)

     Each Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index. Each Fund may also purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Funds may engage in such futures contracts for hedging purposes, for example, to manage its cash position through exposure to particular markets or securities through the purchase of financial futures contracts and to a more limited extent for general trading and investment purposes. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

     Aggregate initial margin deposits for futures contracts for other than "bona fide hedging" purposes, as defined in applicable rules of the Commodity Futures Trading Commission, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options on all such futures contracts may not exceed the market value of a Fund's total assets.

GOVERNMENT OBLIGATIONS (ALL FUNDS)

     The Funds may invest in government obligations of the U.S. Government as well as government obligations of foreign countries. The types of U.S. Government Obligations invested in by a Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by the agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations. The Funds may also invest in obligations issued or guaranteed by foreign governments or their agencies and instrumentalities.

MONEY MARKET INSTRUMENTS (ALL FUNDS)

     The Funds may invest in U.S. and foreign money market instruments. Money market instruments consist of: repurchase agreements, certificates of deposit, time deposits and bankers acceptances; commercial paper rated in one of the two highest rating categories by at least one recognized rating organization or deemed to be of comparable quality by the Fund's sub-adviser and money market mutual funds.

CALL AND PUT OPTIONS (ALL FUNDS)

     Each Fund may purchase call options or write (sell) call options on securities or on security indexes. The Fund is not required to own the underlying security or the securities in the index. A call option gives the purchaser of the option the right to buy, and obligates the seller of the option to sell, the underlying security or group of securities at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. When a Fund writes a covered call option (i.e., an option where the Fund owns the underlying security) and such option is exercised, it will forgo the appreciation, if any, on the underlying security in excess of the exercise price. In order to close out a call option it has written, a Fund may enter into a "closing purchase transaction" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on any particular securities. When a portfolio security subject to a call option is sold, the Fund may effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. If the Fund writes an uncovered call, it will segregate assets equal to the market value of the underlying security or securities index, using highly liquid instruments. Each Fund will not permit the underlying value of their portfolio securities subject to such options to exceed 50% of its total assets.

     The Funds may also purchase and sell puts. A Fund, when it acquires a put, would have the right to sell or redeem a specified security at a certain time or within a certain period of time at a specified price. The security is sold to a third party or redeemed by the issuer as provided contractually. The put may be an independent feature or may be combined with a reset feature that is designed to reduce downward price volatility as interest rates rise by enabling the holder to liquidate the investment prior to maturity. The Funds may acquire put options to facilitate portfolio liquidity, shorten the maturity of the underlying security, or to permit the investment of funds at a more favorable rate of return. The price of a put option or putable security may be higher than the price which otherwise would be paid for the security without such put feature, thereby increasing the security's cost and reducing its yield. The time remaining to the put date will apply for purposes of determining the maximum maturity of such securities. When the Fund acquires a put for a security or group of securities it does not own or when it writes a put, it will segregate highly liquid assets equal in value to its obligation under the put agreement.

     The call and put options discussed above, which are traded on exchanges and over-the-counter, may also be referred to as derivatives. Derivatives generally are instruments whose value is derived from or related to the value of some other instrument or index. While exchange traded options in the U.S. are generally liquid, over-the-counter options are generally illiquid.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS (ALL FUNDS)

     Each Fund may purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, however, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause a Fund to miss a price or yield considered to be advantageous.

     Each Fund's commitments to purchase when-issued securities will not exceed 25% of the value of its respective total assets, absent unusual market conditions. Each of the Funds does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.

REPURCHASE AGREEMENTS (ALL FUNDS)

     Each Fund may enter into repurchase agreements to earn income. A repurchase agreement is an agreement whereby a Fund purchases securities and the seller agrees to repurchase the securities within a particular time at a specified price. Such price will exceed the original purchase price, the difference being income to the Fund, and will be unrelated to any interest rate on the purchased security. The Fund's Custodian will maintain the custody of the purchased securities for the duration of the agreement. The value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, a Fund could suffer losses, including loss of interest on or principal of the security and costs associated with delay and enforcement of the repurchase agreement. The Trustees have reviewed and approved certain sellers who they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such sellers.

OTHER INVESTMENT POLICIES (ALL FUNDS)

     Each of the Funds may invest up to 5% of its total assets in another investment company, not to exceed 10% of the value of its total assets in the securities of other investment companies. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in other mutual funds. Additional restrictions on a Fund's investments in the securities of other mutual funds are contained in the Statement of Additional Information.

RISK FACTORS AND SPECIAL CONSIDERATIONS

  Foreign Investment Risk

     Investment in foreign securities is subject to special risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include trade balances and imbalances, and related economic policies, future adverse political, economic and social developments, the possible imposition of withholding taxes on interest and dividend income and other taxes, possible seizure, nationalization, or expropriation of foreign investments or deposits, currency blockage, less stringent disclosure requirements, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions. Additional risks include the difficulty in obtaining or enforcing a court judgment abroad, restrictions on foreign investment in other jurisdictions, reduced levels of governmental regulation of certain foreign securities markets, difficulties in effecting repatriation of capital invested abroad, difficulties in transaction settlements, different accounting and financial standards and the possibility of price volatility and reduced liquidity in certain foreign markets. For additional information regarding the special risks associated with investments in foreign securities, see "Foreign Investments" in the Statement of Additional Information.

     Brokerage commissions, custodial services and other costs relating to investments in foreign countries are generally more expensive than the United States. Foreign securities markets have different clearance and settlement systems. In certain markets, settlements can be delayed, resulting in temporary periods when a Fund may not be fully invested, difficulty in disposing of securities or difficulty in achieving attractive investment opportunities. In addition, different business practices and different levels of government supervision and regulation may cause increased risk of loss due to lost, stolen or counterfeit securities.

     Because of their specialized investment techniques and their emphasis on foreign securities, the Funds should be considered as vehicles for diversification of investments and not as balanced investment programs.

  Currency Risks

     Since significant portions of the Funds will be invested in currencies other than the U.S. Dollar, changes in the exchange rate of the U.S. Dollar against other currencies will affect the U.S. Dollar value of the Funds. This risk is particularly present for the Australia-New Zealand Fixed Income Fund which does not intend to hedge against currency risks. Currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are in turn affected by international balance of payments and other economic, political and financial conditions, government intervention, speculation and other factors. Each Fund's net asset value will be reported, and distributions from the Funds will be made, in U.S. dollars. Therefore, a Fund's reported net asset value and distributions would be adversely affected by depreciation of foreign currencies relative to the U.S. Dollar.

  Other Considerations

     The Adviser and the Sub-Adviser began managing for the first time other U.S. registered mutual funds in 1995; however, the Adviser and the Sub-Adviser have extensive prior experience in providing investment advisory services to large institutional clients, high net worth individuals and, in the case of the Sub-Adviser, to several mutual funds organized outside of the United States in such markets as Hong Kong, Australia, New Zealand and Luxembourg.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

     Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of the Group's funds. There are currently five Trustees, of whom two are "interested persons" of the Group within the meaning of that term under the 1940 Act. The Group is managed by the Trustees in accordance with the laws of Massachusetts governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.

     The Trustees receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services or BISYS Fund Services Ohio, Inc. receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group (see the Statement of Additional Information) receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services receives fees from the Funds for acting as administrator. BISYS Fund Services Ohio, Inc. receives fees from the Funds for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER AND SUB-INVESTMENT ADVISER

  Ernst & Company

     Ernst & Company, New York, New York (the "Adviser" or "Ernst") serves as investment adviser to the Funds. Ernst is a securities investment firm that was founded in 1924. Ernst has been a member of the New York Stock Exchange for over 65 years and is a member of each of the major U.S. stock exchanges. Ernst acts as a specialist on the New York and American Stock Exchanges and is also a market maker in the over-the-counter markets. It is an institutionally oriented broker-dealer firm that serves numerous institutional and individual accounts through its correspondent broker-dealer firms. Ernst is registered as an investment adviser with the Commission and with sixteen states and currently manages approximately $40 million in a general securities managed account program, $1 million in a U.S. domestic bank equities managed account program and $9 million in The Ernst Bank Equity Fund, L.P., a limited partnership that invests in U.S. domestic bank equities.

     Subject to the general supervision of the Group's Board of Trustees and in accordance with a Fund's investment objective and restrictions, Ernst oversees and supervises management of the investments of each Fund. Ernst will review the performance of the Sub-Adviser who will be fully responsible for the selection of each respective Fund's portfolio investments. For the services provided and expenses assumed pursuant to its investment advisory agreement with the Group, Ernst receives a fee computed daily and paid monthly, at the annual rate of one and one tenth of one percent (1.10%) of the Fund's average daily net assets, in the case of the Global Asset Allocation and Smaller Companies Funds. Ernst in turn pays the Sub-Adviser seven tenths of one percent (0.70%) of the average daily net assets of each of these funds. The investment advisory fees paid by the Funds are higher than those paid by most other investment companies that invest in domestic U.S. securities, but they are not necessarily higher than the fees paid by those investment companies with investment objectives similar to those of the Funds. In the case of the Australian-New Zealand Fixed Income Fund, Ernst receives a fee computed daily and paid monthly, at an annual rate of six tenths of one percent (0.60%) of the Fund's average daily net assets. Ernst in turn pays the sub-adviser four tenths of one percent (0.40%) of the Fund's average daily net assets. Ernst may periodically waive all or a portion of its advisory fee which will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

  National Mutual Funds Management (Global) Ltd., Melbourne, Australia ("NMFM")

     NMFM of Melbourne, Australia serves as sub-adviser to each of the Funds. NMFM is part of the worldwide AXA Group of Companies which provide insurance and investment services in locations throughout the world. NMFM is a subsidiary of National Mutual Holdings, the parent company of the National Mutual Group of Companies, which have been involved in the provision of insurance and investment services for in excess of 125 years. NMFM, through NMFM and its affiliated companies now manage over $15 billion in assets. NMFM has access to global money management resources through affiliates in the United Kingdom, Japan, Hong Kong, New Zealand and the United States. NMFM's staff includes 150 investment professionals.

     The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Fund's portfolio:

     The Global Asset Allocation Fund is managed on a day to day basis by Richard Greenfield, Investment Director of National Mutual Funds Management (Global) Limited. Mr. Greenfield has held this position since December 1995. Prior to this he held the positions of Managing Director for Australia, Chief Investment Manager for Australia and Head of the Research and Strategy Group. He has been with NMFM Group since 1986 and prior to this was a Partner/Principal for an international firm of consulting actuaries.

     The Global Smaller Companies Fund is managed on a day to day basis by Nigel Purchase, Executive Director, International Strategy, since July 1995. He has been employed by NMFM since January 1995. Prior to that he was held the positions of Chief Economist for two Australian broker houses, ANZ McCaughan (1993-94) and Potter Warburg (1990-93), and for the U.K. based life insurance company, Norwich Union (1988-90).

     The Australia-New Zealand Fixed Income Fund is managed on a day-to-day basis by Kevin Talbot. Mr. Talbot joined NMFM in 1985 and was appointed Manager, Fixed Income Investments in 1989 and was in 1992 appointed to his present position, Manager, Financial Markets with responsibility for the management of all of NMFM's Australian fixed income and currency dealings. He will be assisted by Mark Brown based in New Zealand who has been a fixed income manager for NMFM since September 1994. Prior to that he was an analyst with NMFM which he joined in May 1994. From 1992 to 1994, Mr. Brown was an international bond manager with Credit Suisse Asset Management. From 1990 to 1992, Mr. Brown was a bond trader and foreign exchange dealer.

ADMINISTRATOR AND DISTRIBUTOR

     BISYS Fund Services Limited Partnership ("BISYS Fund Services") is the administrator for the Funds and also acts as the Funds' principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). BISYS Fund Services is wholly-owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

     The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Funds, the Administrator receives a fee computed daily and paid periodically, calculated at an annual rate of seventeen one-hundredths of one percent (0.17%) of the Fund's first $500 million in average daily net assets. This fee is reduced on a sliding scale to 0.05% of assets in excess of $1 billion. The Administrator is entitled to a minimum fee of $75,000 per Fund per year. The Administrator may periodically waive all or a portion of its administrative fee which will cause the yield of a Fund to be higher than it would otherwise be in the absence of such a waiver.

     The Distributor acts as agent for the Funds in the distribution of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities.

                            INVESTMENT RESTRICTIONS

     A Fund is subject to a number of investment restrictions, some of which that may be changed only by a vote of a majority of the outstanding Shares of such a Fund (as defined in the Statement of Additional Information). The following are three of the Funds' investment restrictions which may only be changed by a majority vote of the outstanding shares of a Fund:

     Each of the Funds will not:

     1. Purchase securities while borrowings in excess of 5% of its total assets are outstanding.

     2. Make loans, except that a Fund may purchase or hold debt securities and other investments and enter into repurchase agreements in accordance with its investment objective and policies.

     3. Other than the Australia-New Zealand Fixed Income Fund which concentrates in securities issued by Australian governmental issuers, none of the Funds will invest in excess of 25% of its total assets in issuers in a particular industry or group of industries.

     In addition to the above investment restrictions, each Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES -- Investment Restrictions" in the Funds' Statement of Additional Information.

     Any of these investment restrictions, as well as other investment policies, that may limit a Fund's investment to a specified percentage of Fund assets apply only at the time of investment. The Funds are not required to sell portfolio investments which have appreciated in value relative to other assets in order to comply with investment limitations.

                              VALUATION OF SHARES

     The net asset value of each of the Funds is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Time"). As used herein, a "Business Day" constitutes any day on which the NYSE is open for trading, and any other day except days on which there are not sufficient changes in the value of the Fund's portfolio securities that the Fund's net asset value might be materially affected and days during which no Shares are tendered for redemption and no orders to purchase Shares are received. Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets of the Fund less the liabilities charged to the Fund by the number of its outstanding Shares. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the scheduled closing time of the NYSE, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, Eastern time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE, and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Board of Trustees.

     The securities in the Funds will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

     Shares of the Funds are sold on a continuous basis by the Group's Distributor, BISYS Fund Services. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, contact the Funds at (800) 672-4797.

PURCHASES OF SHARES

     Shares of the Funds are continuously offered and may be purchased directly either by mail, by telephone or by electronic transfer. Shares may also be purchased through a broker-dealer who has established a dealer agreement with the Distributor. The minimum investment is generally $1,000 for the initial purchase of Shares ($250 in the case of an Ernst World IRA) and $50 for subsequent purchases. For purchases that are made in connection with 401(k) plans, 403(b) plans and other similar plans or payroll deduction plans, the minimum investment amount for initial and subsequent purchases is $50. (But, see "HOW TO PURCHASE AND REDEEM SHARES -- Auto Invest Plan" below for minimum investment requirements under the Auto Invest Plan).

     Purchasers of Shares of the Funds will pay the sum of the next calculated net asset value per Share after the Distributor's receipt of an order to purchase Shares in good form plus a sales charge, when applicable ("public offering price") (see "HOW TO PURCHASE AND REDEEM SHARES" below).

     In the case of orders for the purchase of Shares placed through a broker-dealer, the public offering price will be the net asset value as so determined plus any applicable sales charge, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits it to the Funds by the Valuation Time. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

  Purchases By Mail

     To purchase Shares of a Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to the appropriate Fund to:

    Ernst World Funds
    Dept. L-1636
    Columbus, Ohio 43260-1636

     An Account Application form can be obtained by calling your broker or the Funds at (800) 672-4797. Subsequent purchases of Shares of a Fund may be made at any time by mailing a check payable to a Fund, to the above address.

  Purchases by Telephone

     Shares of a Fund may be purchased by calling your broker or the Funds at
(800) 672-4797, if your Account Application, in good form, has been previously received by the Distributor. Payment for Shares ordered by telephone is made by electronic transfer to the Funds' custodian. Prior to wiring funds and in order to ensure that wire orders are invested promptly, investors must call the Funds at the number above to obtain instructions regarding the bank account number to which the funds should be wired and other pertinent information.

  Other Information Regarding Purchases

     Purchases of Shares in a Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") based upon the public offering price. In the case of an order for the purchase of Shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly.

     The Group reserves the right to reject any order for the purchase of a Fund's Shares in whole or in part including purchases made with foreign and third party checks.

     Every Shareholder of record will receive a confirmation of each transaction in his or her account, which will also show the total number of Shares of a Fund owned by the Shareholder. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares of the Funds will not be issued.

SALES CHARGES

     The Public Offering Price of Shares of the Funds equals the sum of the net asset value per Share plus a sales load in accordance with the table below. The BISYS Fund Services receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion, may pay certain dealers all or part of the portion of the sales charge it receives. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.

GLOBAL ASSET ALLOCATION & GLOBAL SMALLER COMPANIES

                                                                                   DEALER
                                                                                 DISCOUNTS
                                                   SALES          SALES        AND BROKERAGE
                                                 CHARGE AS      CHARGE AS      COMMISSIONS AS
                                                 % OF NET      % OF PUBLIC      % OF PUBLIC
                                                  AMOUNT        OFFERING          OFFERING
             AMOUNT OF PURCHASE                  INVESTED         PRICE            PRICE
---------------------------------------------    ---------     -----------     --------------
Less than $50,000............................      5.82%          5.50%            4.90%
$50,000 but less than $100,000...............       4.71           4.50             4.00
$100,000 but less than $250,000..............       3.36           3.25             2.85
$250,000 but less than $500,000..............       2.30           2.25             2.00
$500,000 but less than $1,000,000............       1.01           1.00             0.90
$1,000,000 or more...........................       0.00           0.00             0.00

AUSTRALIA-NEW ZEALAND FIXED INCOME

                                                                                   DEALER
                                                                                 DISCOUNTS
                                                   SALES          SALES        AND BROKERAGE
                                                 CHARGE AS      CHARGE AS      COMMISSIONS AS
                                                 % OF NET      % OF PUBLIC      % OF PUBLIC
                                                  AMOUNT        OFFERING          OFFERING
             AMOUNT OF PURCHASE                  INVESTED         PRICE            PRICE
---------------------------------------------    ---------     -----------     --------------
Less than $50,000............................      3.36%          3.25%            2.90%
$50,000 but less than $100,000...............       3.09           3.00             2.70
$100,000 but less than $250,000..............       2.83           2.75             2.45
$250,000 but less than $500,000..............       2.04           2.00             1.80
$500,000 but less than $1,000,000............       1.01           1.00             0.90
$1,000,000 or more...........................       0.00           0.00             0.00

     From time to time, dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.

     The sales charges set forth in the table above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which includes the combination of any of the following: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; and (iii) businesses owned as sole proprietorships (or partnerships), provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one account which identifies the Purchasers.

     The Distributor, at its expense, will also provide additional compensation to broker-dealers, financial consultants and financial institutions in connection with sales of Shares of a Fund. Such compensation will include financial assistance to such entities in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at exotic locations, (2) tickets for entertainment events (such as concerts, cruises and sporting events), and (3) merchandise (such as clothing, trophies and clocks). Dealers may not use sales of Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

     The Distributor or the Adviser, at its expense, may also provide additional compensation to certain broker-dealers, financial consultants and financial institutions in connection with sales of Shares of a Fund, which compensation, payable in amounts not to exceed 0.20% of the average daily net assets of shareholders with whom such persons have relationships, is paid in connection with various services provided to such shareholders.

SALES CHARGE WAIVERS

     The following classes of investors may purchase Shares of the Funds with no sales charge:

     (1) existing Shareholders of a Fund upon the automatic reinvestment of dividend and capital gains distributions;

     (2) Trustees of the Group, officers, directors, employees and retired employees of (a) the Adviser, the Sub-Advisers and their affiliates and
         (b) the Distributor and its affiliates, and spouses and children under the age of 21 of each of the foregoing;

     (3) employees (and their spouses and children under the age of 21) of any broker-dealer with whom the Distributor enters into a dealer agreement to sell Shares of the Fund;

     (4) investors for whom an investment dealer or one of their affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity and for whom purchases are made through such accounts or with proceeds from liquidations of such accounts; and

     (5) purchases made on behalf of other investment companies distributed by any affiliate of BISYS Group, Inc.

     Each investor described in paragraphs (2) and (3) above must so identify himself/herself at the time of purchase. The Distributor may change or eliminate the foregoing waivers at any time. The Distributor may also periodically waive all or a portion of the sales charge for all investors with respect to a Fund. In addition, the Distributor may waive the sales charge for the purchase of a Fund's shares with the proceeds from the recent redemption of shares of another non-money market front-end load mutual fund (but not funds subject to a contingent deferred sales load). The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice.

LETTERS OF INTENT

     Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent which expresses the Purchaser's intention to purchase Shares at a specified total public offering price within a 13-month period.

     A Letter of Intent is not a binding obligation upon the Purchaser to purchase the full dollar amount indicated. The minimum initial investment under a Letter of Intent is 5% of such dollar amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full dollar amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares, are not subject to escrow. The escrowed Shares will not be available for disposal by the Purchaser until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated by the Letter of Intent has been purchased, the escrow will be released. A Letter of Intent may include purchases of Shares made not more than 30 days prior to the date the Purchaser signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. A Purchaser as defined above may combine purchases made in several capacities for purposes of obtaining reduced sales charges by means of a written Letter of Intent. In order to accomplish this, however, a Purchaser must designate on the account application the accounts that are to be combined for this purpose.

     If a Purchaser qualifies for a further reduced sales charge because he or she either has purchased more than the dollar amount indicated on the Letter of Intent or has entered into a Letter of Intent which includes Shares purchased prior to the date of the Letter of Intent, the difference in the sales charge will be used to purchase additional Shares of the Fund on behalf of the Purchaser; thus the total purchases (included in the Letter of Intent) will reflect the applicable reduced sales charge of the Letter of Intent.

     For Purchasers who purchase more than the dollar amount indicated on the Letter of Intent or enter into a Letter of Intent that includes Shares purchased prior to the date of the Letter of Intent and qualify for a reduced sales charge, such additional Shares will be purchased at the conclusion of the 13-month period and in the form of additional Shares, credited to the Purchaser's account at the then current public offering price applicable to a single purchase of the total amount of the purchases.

     For further information about Letters of Intent, interested investors should contact the Funds at (800) 672-4797. This program, however, may be modified or eliminated at any time or from time to time without notice.

CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION

     A Purchaser may qualify for a reduced sales charge by combining concurrent purchases of Shares of the Funds or by combining a current purchase of Shares of a Fund with prior purchases of Shares of the other Fund. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of shares of a Fund plus (ii) the then-current net asset value of all Shares held by the Purchaser in either of the Funds. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must provide the Transfer Agent or the Distributor with sufficient information at the time of purchase to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

ERNST WORLD INDIVIDUAL RETIREMENT ACCOUNT ("ERNST WORLD IRA")

     An Ernst World IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Ernst World IRA contributions may be tax-deductible and earnings are tax-deferred. The tax deductibility of Ernst World IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

     All Ernst World IRA distribution requests must be made in writing to the Distributor. Any additional deposits to an Ernst World IRA must designate the type and year of the contribution.

     For more information on an Ernst World IRA, including the forms required to open an Ernst World IRA, call your broker or the Funds at (800) 672-4797. Shareholders are advised to consult a tax adviser on IRA contribution and withdrawal requirements and restrictions.

AUTO INVEST PLAN

     The Auto Invest Plan enables Shareholders of the Funds to make regular monthly or quarterly purchases of Shares through automatic deductions from their bank accounts (which must be with a domestic member of the Automatic Clearing House). With Shareholder authorization, the Transfer Agent will deduct the amount specified from the Shareholder's bank account which will automatically be invested in Shares at the public offering price on the dates of the deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $50; the minimum amount for subsequent investments in a Fund is $50. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Application which can be requested by calling
(800) 672-4797. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Distributor.

EXCHANGE PRIVILEGE

     The Funds offer an exchange program whereby Shareholders are entitled to exchange their Shares for Shares of the other Fund. Such exchanges will be executed on the basis of the relative net asset values of the Shares exchanged. The Shares exchanged must have a current value that equals or exceeds the minimum investment that is required (either the minimum amount required for initial or subsequent investments as the case may be) for the Fund whose Shares are being acquired. Share exchanges will only be permitted where the Shares to be acquired may legally be sold in the investor's state of residence and are limited to five per year. An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a taxable gain or loss. A Shareholder may make an exchange request by calling your broker or the Funds at (800) 672-4797 or by providing written instructions to the Funds. An investor should consult the Funds for further information regarding exchanges. During periods of significant economic or market change, telephone exchanges may be difficult to complete. If a Shareholder is unable to contact the Funds by telephone, a Shareholder may also mail the exchange request to the Funds at the address listed under "HOW TO PURCHASE AND REDEEM SHARES -- Redemption By Mail." The Funds reserve the right to modify or terminate the exchange privilege described above at any time and to reject any exchange request. If an exchange request in good order is received by the Distributor by the Valuation Time, on any Business Day, the exchange usually will occur on that day. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the Fund in which he or she wishes to invest before making the exchange. Shareholders wishing to make use of the Funds' exchange program must so indicate on the Account Application.

REDEMPTION OF SHARES

     Shareholders may redeem their Shares on any day that net asset value is calculated (see "VALUATION OF SHARES"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request in good order. Redemptions may ordinarily be requested by mail or by telephone.

REDEMPTION BY MAIL

     A written request for redemption must be received by the Funds in order to honor the request. The Funds' address is: 3435 Stelzer Road, Columbus, Ohio 43219. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply:
(1) the redemption check is payable to the Shareholder(s) of record and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a commercial bank account previously designated on the Account Application. There is no charge for having redemption requests mailed to a designated bank account.

     If the Group receives a redemption order but a shareholder has not clearly indicated the amount of money or number of shares involved, the Group cannot execute the order. In such cases, the Group will request the missing information and process the order on the day such information is received.

REDEMPTION BY TELEPHONE

     Shares may be redeemed by telephone if the Shareholder selected that option on the Account Application. The Shareholder may have the proceeds mailed to his or her address of record or mailed or sent electronically to a commercial bank account previously designated on the Account Application. Electronic payment requests may be made by the Shareholder by telephone to the Funds at (800) 672-4797. For a wire redemption, the then-current wire redemption charge may be deducted from the proceeds of a wire redemption. This charge, if applied, is presently $15.00 for each wire redemption. It is not necessary for Shareholders to confirm telephone redemption requests in writing. During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Funds by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above under "HOW TO PURCHASE AND REDEEM SHARES -- Redemption by Mail." Neither the Distributor, the Transfer Agent, Ernst nor the Group will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Funds' telephone transaction procedures, upon instructions reasonably believed to be genuine. The Funds will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Funds or their service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account.

AUTO WITHDRAWAL PLAN

     The Auto Withdrawal Plan enables Shareholders of a Fund to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum account balance is $10,000 and the required minimum withdrawal is $100. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 672-4797 for more information. Purchases of additional Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities. For a Shareholder to change the Auto Withdrawal instructions the request must be made in writing to the Distributor.

DIRECTED DIVIDEND OPTION

     A Shareholder may elect to have all income dividends and capital gains distributions from one Fund paid by check or reinvested in the other Fund (provided the other Fund is maintained at the minimum required balance).

     The Directed Dividend Option may be modified or terminated at any time after notice to participating Shareholders. Participation in the Directed Dividend Option may be terminated or changed by the Shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in an Ernst World IRA.

PAYMENTS TO SHAREHOLDERS

     Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made in accordance with the applicable settlement requirements after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Funds will attempt to honor requests from Shareholders for next day payments if received by the Distributor before the Valuation Time on a Business Day or if the request for redemption is received after the Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Fund or the Shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

     At various times, a Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, a Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares, which delay may be for up to 10 days or more. A Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, a Fund may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     Due to the relatively high cost of handling small investments, the Funds reserve the right to redeem, at net asset value, the Shares of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares), the account of such Shareholder has a value of less than $500. Before the Funds exercise their right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $500.

     See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION -- Matters Affecting Redemption" in the Statement of Additional Information for examples of when the Group may, under applicable law and regulation, suspend the right of redemption if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

                              DIVIDENDS AND TAXES

DIVIDENDS

     Each Fund (other than the Australia-New Zealand Fixed Income Fund) intends to declare their net investment income quarterly as a dividend to Shareholders at the close of business on the day of declaration, and generally will pay such dividends quarterly. The Australia-New Zealand Fixed Income Fund intends to declare and pay such dividends monthly. Each Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A Shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election must be made on the Account Application; any change in such election must be made in writing to the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

FEDERAL TAXES

     Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). A regulated investment company generally is not subject to Federal income tax on income and gains distributed in a timely manner to its shareholders. Earnings of a Fund not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of this tax, each Fund intends to comply with this distribution requirement.

     Each Fund intends to distribute substantially all of its net investment income and realized capital gains to Shareholders. Distributions will be taxed as ordinary income in the hands of shareholders, except to the extent they are designated as capital gain dividends or are from sources other than net investment income or net realized capital gains. Capital gain dividends are treated as long-term capital gains in the hands of shareholders, regardless of how long the shareholder has held a Fund's shares. Distributions that are not from the Fund's net investment income or net realized capital gain may be characterized as a return of capital to shareholders, reducing the shareholder's basis in its shares, and amounts so distributed in excess of such basis generally will be characterized as capital gain. Distributions declared in October, November or December to Shareholders of record on a date in such month and paid during the following January will be treated as having been received by Shareholders on December 31 in the year such distributions were declared, rather than the calendar year in which the distributions are actually received. The Company will inform Shareholders each year of the amount and nature of such income or gains. Sales or other dispositions of Fund shares generally will give rise to taxable gain or loss.

     Shareholders who purchase shares of a Fund in the period prior to the declaration of a dividend by that Fund, will receive a portion of his or her investment back as taxable income or capital gain as a result of the dividend distribution.

     A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under United States income tax principals as having been paid by the Fund's shareholders. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to tax law limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to "pass through" foreign taxes to shareholders, the Fund will so notify shareholders.

     A more detailed description of tax consequences to Shareholders is contained in the Statement of Additional Information under the heading "Tax Status."

STATE AND LOCAL TAXES

     The Group is organized as a Massachusetts business trust and, under current law, neither the Group nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each Fund qualifies as a regulated investment company under the Code.

     Distributions from the Funds may be subject to state and local taxes. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisers regarding the possible exclusion for state and local income tax purposes of the portion of dividends paid by a Fund which is attributable to interest from obligations of the U.S. Government and its agencies, authorities and instrumentalities, and the particular tax consequences to them of an investment in a Fund, including the application of state and local tax laws.

                       EXPENSES AND CERTAIN FUND SERVICES

EXPENSES AND PORTFOLIO TRANSACTIONS

     Ernst and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     The policy of each of the Funds, regarding purchases and sales of securities for its portfolio, is that primary consideration be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement each Fund's policies, the Funds' Adviser or Sub-Adviser effects transactions with those brokers and dealers whom they provide the most favorable prices and are capable of providing efficient executions. If the adviser believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. Such information may be useful to the advisers in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the advisers in carrying out its obligations to the Funds.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commission charged by other broker-dealers in recognition of their research or execution services. In order to cause the Funds to pay such higher commissions, the adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the adviser's overall responsibilities to the Funds. In reaching this determination, the adviser will not attempt to place a specific dollar value on the brokerage and/or research services provided, or to determine what portion of the compensation should be related to those services.

DISTRIBUTION PLAN

     Pursuant to Rule 12b-1 under the 1940 Act, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan"), under which each Fund is authorized to pay or reimburse BISYS Fund Services, as Distributor, a periodic amount calculated at an annual rate not to exceed twenty-five one hundredths of one percent (0.25%) of the average daily net assets of each Fund. Such amount may be used to pay banks, broker-dealers and other institutions for administrative and shareholder services and other similar services, including distribution services (each such bank, broker-dealer and other institution is hereafter referred to as a "Participating Organization"), pursuant to an agreement between BISYS Fund Services and the Participating Organization. Under the Plan, a Participating Organization may include BISYS Fund Services, its subsidiaries and its affiliates.

CUSTODIAN

     The Bank of California, N.A., through its Mitsubishi Global Custody Division (the "Custodian") serves as custodian for the Funds. Pursuant to the Custodian Agreement with the Group, the Custodian receives an annual asset-based fee from each Fund for such services plus, under certain circumstances, fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

     BISYS Fund Services Ohio, Inc. ("BISYS Fund Services Ohio" or the "Transfer Agent"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' transfer agent pursuant to a Transfer Agency Agreement for the Funds and receives a fee for such services. BISYS Fund Services Ohio also provides certain accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee for such services. See "MANAGEMENT OF THE COMPANY -- Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

     While BISYS Fund Services Ohio is a distinct legal entity from BISYS Fund Services (the Funds' Administrator and Distributor), BISYS Fund Services Ohio is considered to be an affiliated person of BISYS Fund Services under the 1940 Act due to, among other things, the fact that BISYS Fund Services Ohio is owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES

     The Group was organized as a Massachusetts business trust on January 8, 1992. The Group consists of several funds organized as separate series of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

     Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by series except as otherwise expressly required by law. For example, shareholders of each fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent auditors. However, shareholders of a particular fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that fund's investment advisory agreement and the Plan.

     Overall responsibility for the management of the Funds is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP -- Trustees of the Group." Individual Trustees are elected by the shareholders of the Group and may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Massachusetts law. See "ADDITIONAL INFORMATION -- Miscellaneous" in the Statement of Additional Information for further information.

     An annual or special meeting of shareholders is not generally required by the Declaration of Trust, the 1940 Act or other applicable authority. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

     The Group has undertaken that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. The Group will, to the extent required under the 1940 Act, assist Shareholders in calling such a meeting. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

PERFORMANCE INFORMATION

     From time to time the Funds may advertise their average annual total return, aggregate total return, yield and effective yield in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing a Fund's net investment income per share earned during a recent one-month period by the Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.

     Distribution rates will be computed by dividing the distribution per share made by the Fund over a twelve-month period by the maximum offering price per share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, whereas yield does not include such items.

     Investors may also judge the performance of a Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services which may be published by such services or by other services or publications. In addition to performance information, general information about a Fund that appears in such publications may be included in advertisements, sales literature and in reports to Shareholders.

     Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results.

     Additional information regarding the investment performance of the Funds will be contained in the annual report of the Funds which, when available, may be obtained without charge by writing or calling the Funds.

MISCELLANEOUS

     Shareholders will receive unaudited semi-annual reports and annual reports audited by independent auditors.

     As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the Fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

     As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of a Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of a Fund.

     Inquiries regarding the Funds may be directed in writing to the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 672-4797.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

ACCOUNT REGISTRATION                           ERNST        WORLD         FUNDS
RETURN COMPLETED FORM TO:
Ernst World Funds
Dept. L-1636                                   [             LOGO              ]
Columbus, OH 43260-1636
FOR ASSISTANCE, CALL 1-800-672-4797            GLOBAL THINKING * SMART INVESTING



--------------------------------------------------------------------------------
SHARES OF ERNST WORLD FUNDS:
* Are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
*  Are not deposits or other obligations of, or guranteed by, any bank.
* Are subject to investment risks, including possible loss of the principal amount invested.
--------------------------------------------------------------------------------
1 FUND SELECTION

The minimum initial investment is $1,000 per fund; the minimum additional investment is $50 (Lower limits may apply. Please see "How to purchase and redeem shares" in the prospectus). I am investing in the following fund(s). The payment method I have chosen is: [ ] Check: My check, made payable to Ernst World Funds, is enclosed. [ ] Wire: I will call 1-800-672-4797 for instructions. [ ] Bank transfer. Debit my bank account as indicated in Section 4.



                                                $________________  Ernst Global Asset Allocation Fund

$_________________ Ernst Asia Fund              $________________  Ernst Global Smaller Companies Fund

$_________________ Ernst Global Resources Fund  $________________  Ernst Australia-New Zealand Fixed Income Fund

                        -----------------------------------------
                        $                   TOTAL AMOUNT INVESTED
                        ------------------------------------------


================================================================================
2 ACCOUNT REGISTRATION Do not use this form to establish a retirement account. To receive the forms necessary to open a retirement account, please call 1-800-672-4797.
TYPE OF REGISTRATION (check one)



                                               [ ] Community Property   [ ] Nonprofit Organization*     [ ] Charitable Organization*
[ ] Individual                                 [ ] Tenants in Common    [ ] Corporation*                [ ] Custodian for Minor
[ ] Joint Tenants with Right of Survivorship   [ ] Partnership*         [ ] Trust*                      [ ] Other (Specify)*_______

* Please attach a copy of the appropriate bylaws, resolutions or trust documents establishing authority to open this account. If any such aggrements or resolutions are not in existence, complete Section 9.



_____________________________________________________   ___________________________     _______________________________________
INDIVIDUAL (First Name/Initial/Last Name)                    Date of Birth                   Social Security Number

_____________________________________________________   ___________________________
JOINT OWNER - IF ANY (First Name/Initial/Last Name)           Date of Birth

_____________________________________________________
NAME OF CUSTODIAN (only one) as custodian for

_____________________________________________________   ___________________________     _______________________________________
Name of Minor (only one)                Minor's State      Minor's Date of Birth              Minor's Social Security Number
                                        of Residence

_____________________________________________________   ___________________________     _______________________________________
NAME OF ORGANIZATION/TRUST/PLAN                              Date of Trust                        Tax ID Number

_____________________________________________________
Name of Trustee

_______________________________________________________________________________________________________________________________
ADDRESS Number and Street             Apt#              City                    State                   Zip

(___)___________________________________________________(____)_________________________________________________________________
Daytime Telephone Number                                Evening Telephone Number

CITIZENSHIP     [ ] U.S. Citizen
                [ ] Nonresident Alien (Attach a W-8 form. Dividends are subject to tax witholding)
                [ ] Resident Alien

EMPLOYMENT      Required by National Association of Securities Dealers, Inc.

_______________________________________________________________________________________________________________________________
Employer's Name                                         Occupation

_______________________________________________________________________________________________________________________________
Employer's Address                                      City                    State                   Zip

Are you or an immediate family member affiliated with or working for a member firm of a stock exchange or the National Association of Securities Dealers, Inc.?
  [ ] No  [ ] Yes               Name of institution________________________________________Please complete section 5E.

EMPLOYMENT FOR JOINT ACCOUNT OWNER Required by National Associtation of Securities Dealers, Inc.

_______________________________________________________________________________________________________________________________
Employer's Name                                         Occupation

_______________________________________________________________________________________________________________________________
Employer's Address                                      City                    State                   Zip

Are you or an immediate family member affiliated with or working for a member firm of a stock exchange or the National Association of Securities Dealers, Inc.?
  [ ] No  [ ] Yes               Name of instituion________________________________________Please complete section 5E.


3 DISTRIBUTION SELECTION Your dividends and capital gains will be automatically reinvested into your account unless you indicate otherwise below.

I would like my:
[ ] Dividends and capital gains reinvested for
    fund(s)___________________________
[ ] Dividends paid by check and capital gains reinvested for fund(s)___________________________
[ ] Dividends and capital gains sent to me by check to the address indicated in
    Section 2 for fund(s)___________________________
[ ] Dividends and capital gains automatically deposited to my bank account as indicated in Section 4 for fund(s)__________________________
[ ] Dividends and capital gains reinvested in another established Ernst World
    Fund (minimum balance of $500 required)

From__________________________  __________________________
             (Fund)                    Account Number
  to__________________________  __________________________
             (Fund)                    Account Number

From__________________________  __________________________
             (Fund)                    Account Number
  to__________________________  __________________________
             (Fund)                    Account Number


================================================================================
4 ELECTRONIC FUNDS TRANSFER INSTRUCTIONS

FOR YOUR CONVENIENCE, YOU MAY AUTHORIZE ERNST WORLD FUNDS TO TRANSFER MONEY BETWEEN YOUR BANK ACCOUNT AND YOUR ERNST WORLD FUNDS ACCOUNT.

I have attached a VOIDED CHECK OR DEPOSIT SLIP for my
[ ] checking*  [ ] savings*   [ ] money market*     account.

I would like to use this service:

[ ] for the Automatic Plan(s) I signed up for in Section 5
[ ] to establish Bank Wire instructions
[ ] to receive dividends and capital gains

________________________________________________________________________________
Bank Name         Branch Office                 Bank Telephone Number

________________________________________________________________________________

Account Number    Bank Routing Number or ABA Number (if unknown, call your bank)

________________________________________________________________________________
Name(s) on Bank Account (must be the same as Ernst World Funds account)

________________________________________________________________________________
Bank Address (do not use P.O. Box)      City            State           Zip

________________________________________________________________________________
Signature of Co-Owner of Bank Account

[FN]
*Debits to this account may count toward the maximum number of withdrawals allowed for this type of account. Please check with your bank to ensure that they accept "ACH transactions" for the account you are using.
================================================================================
5 ACCOUNT OPTIONS

A. AUTOMATIC INVESTMENT AND WITHDRAWAL PLANS Minimum $50 automatic investment and $100 automatic withdrawal per fund; please see prospectus for details.

[ ] AUTOMATIC INVESTMENT PLAN.  I would like the plan to begin the month of_________________ 19_____. Please have the amount(s) indicated below withdrawn from my bank account noted in Section 4 and invested in the fund(s) listed below.
    Fund_____________________________ Amount $_______________
    [ ] Each month on the 5th         [ ] Quarterly on the 5th
    [ ] Each month on the 20th            (Mar., June, Sept., Dec.)

    Fund_____________________________ Amount $_______________
    [ ] Each month on the 5th         [ ] Quarterly on the 5th
    [ ] Each month on the 20th            (Mar., June, Sept., Dec.)

[ ] AUTOMATIC WITHDRAWAL PLAN. Required minimum balance is $10,000. I would like the plan to begin the month of_________________ 19_____. Please have the amount(s) indicated below [ ] deposited into my bank account noted in
    Section 4. [ ] mailed to me by check at the address indicated in Section 2.

    Fund_____________________________ Amount $_______________
    [ ] Each month on the 5th         [ ] Quarterly on the 5th
    [ ] Each month on the 20th            (Mar., June, Sept., Dec.)

    Fund_____________________________ Amount $_______________
    [ ] Each month on the 5th         [ ] Quarterly on the 5th
    [ ] Each month on the 20th            (Mar., June, Sept., Dec.)

B.  RIGHTS OF ACCUMULATION Please see the prospectus for qualifications.
[ ] My combined holdings in the Ernst World Funds may entitle me to a reduced sales charge. Applicable shareholder account numbers are:
    Fund ___________________  Fund ___________________  Fund ___________________
    Account #_______________  Account #_______________  Account #_______________

C. LETTER OF INTENT You may qualify for reduced sales charges if you plan to make additional investments within a 13-month period. Please see the prospectus for qualifications.

[ ] I agree to the terms of the Letter of Intent set forth in the prospectus.
    Although I am not obligated to do so, it is my intention to invest over a 13-month period in shares of one or more of the above Funds (except the money market funds) an aggregate amount at least equal to that which is checked below.

        [ ] $50,000  [ ]$100,000  [ ]$250,000  [ ]$500,000  [ ]$1,000,000

D. SALES CHARGE WAIVER Please see current prospectus for eligibility.
The Sales Charge Waiver Form must be attached.
To receive a copy of the Sales Charge Waiver Form, see your employer or call 1-800-672-4797. Investor Category___________________

E. DUPLICATE STATEMENTS & CONFIRMATIONS (Optional, at your discretion) Please send duplicate statements and confirmations to:

________________________________________________________________________________
Name                    Company

________________________________________________________________________________
Address                 City                    State                   Zip

6 TELEPHONE REDEMPTION AND EXCHANGE If left blank, you will automatically receive telephone privileges.

I elect the telephone privileges as described in the prospectus. [ ] Yes [ ] No
================================================================================
7 CUSTOMER AGREEMENT

To: BISYS Fund Services (BISYS), Distributor, and BISYS Fund Services Ohio, Inc., Transfer Agent.

I (We) have full right, power, authority and legal capacity; and am (are) of legal age in my (our) state of residence to purchase shares of the fund(s). I
(We) affirm that I (we) have received and read the current prospectus(es) of the fund(s) selected and agree to be bound by its (their) terms.

Any changes to sections 1, 2 or 4 must be made in writing to BISYS Fund Services, accompanied by a signature guarantee from an eligible guarantor institution as outlined in the funds' prospectuses.

Any changes to sections 3, 5, 6, or 9 must be made in writing to BISYS Fund Services, but do not require a signature guarantee. Please allow 15 business days after receipt of the request to add, change or discontinue the Auto Withdrawal feature.

The meaning of words in this Agreement: The words I," me" and "my" refer to the person(s) who signed this Agreement. The words "you" and "your" refer to the Distributor and the Transfer Agent.

a. REPRESENTATIONS. I understand that you provide no investment, tax or legal advice, and I have relied on my independent judgment with respect to the suitability or potential value of any security or order.

b. FORCE MAJEURE. You shall not be liable for loss or delay caused directly or indirectly by war, natural disaster, government restrictions, exchange or market rulings or other conditions beyond the control of the Distributor and the Transfer Agent.

c. RECORDING CONVERSATIONS. I understand and agree that, for our mutual protection, telephone conversations may be recorded without further notice.

d. APPLICABLE LAWS AND REGULATIONS. All transactions shall be subject to rules, regulations, customs and usages of the exchange, market or clearing house where executed, all applicable federal and state laws and regulations, and the policies and procedures as determined by Ernst World Funds (the "Fund") set forth in the funds' then-current prospectuses.

e. GOVERNING LAWS. The Agreement shall be governed by the laws of the State of Ohio as applicable.

f. RELIANCE ON REPRESENTATIONS. I understand that the Distributor and the Transfer Agent shall rely on the information which I have set forth in this Agreement. I agree that all changes to this information shall be promptly provided to the Distributor or the Transfer Agent in writing. The Distributor and the Transfer Agent are entitled to rely on this information until I change it by subsequent written notice.

g. DELIVERY AND RECEIPT. Any orders for transactions in the funds under this Agreement will NOT be effective until received and approved by the Distributor or the Transfer Agent at their offices in Columbus, Ohio. The Distributor or the Transfer Agent shall not be responsible for any losses or lost profit opportunity I may experience due to any delays in the execution of purchase and redemption orders as a result of delayed receipt of such orders.

h. INSTRUCTIONS. Neither the Distributor, the Transfer Agent nor the Fund will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Fund's telephone redemption procedures, upon instructions reasonably believed to be genuine. The Fund and its agents will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account.

i. ARBITRATION. This paragraph contains what is sometimes referred to as a predispute arbitration clause. In this regard, I am aware of the following:

(i) ARBITRATION IS FINAL AND BINDING ON THE PARTIES.
(ii) THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.

(iii) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS.

(iv) THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.

(v) THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

(vi) ALL AGREEMENTS SHALL INCLUDE A STATEMENT THAT "NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PREDISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL: (i) THE CLASS CERTIFICATION IS DENIED, OR (ii) THE CLASS
IS DECERTIFIED, OR (iii) THE PERSON AGAINST WHOM THE ARBITRATION AGREEMENT WOULD BE ENFORCED IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN." IT IS AGREED THAT ANY CONTROVERSY BETWEEN ME AND ALL OR ANY OF THE FUNDS AND ITS SERVICE PROVIDERS, ARISING OUT OF THIS AGREEMENT OR MY BUSINESS WITH YOU, SHALL BE SETTLED BY ARBITRATION CONDUCTED IN ACCORDANCE WITH THE RULES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR THE AMERICAN ARBITRATION ASSOCIATION, AS I MAY ELECT. FAILURE TO NOTIFY YOU OF SUCH ELECTION IN WRITING WITHIN FIVE (5) DAYS AFTER RECEIPT FROM YOU OF A REQUEST FOR ARBITRATION SHALL BE DEEMED TO BE AUTHORIZATION TO MAKE SUCH ELECTION ON MY BEHALF. JUDGMENT UPON THE AWARD OF THE ARBITRATORS MAY BE ENTERED BY ANY COURT HAVING JURISDICTION.

j. INDEMNIFICATION. As additional consideration for the services of the Distributor, the Transfer Agent and the Fund, with regard to this Account, I agree to indemnify and hold the Distributor, the Transfer Agent and the Fund, its officers, directors, employees and agents harmless from and against any and all losses, liabilities, demands, claims, actions, expenses and attorney's fees arising out of or in connection with this Agreement, which are not caused by the negligence or willful misconduct of the Distributor, the Transfer Agent or the Fund. The provisions of this Section shall survive termination of this Agreement; the provisions of this Section shall be binding on my successors and assigns.

k. I understand that, if disbursements out of this account are to anyone other than applicant or applicant's joint tenant, a signature guarantee will be required.

l. With respect to Section 5A, I understand that if the 5th or 20th should fall on a nonbusiness day, the transaction will be effective on the next business day.

m. I UNDERSTAND THAT MUTUAL FUND SHARES ARE NOT DEPOSITS OF ANY BANK, ARE NOT INSURED BY THE FDIC, ARE NOT OBLIGATIONS OF ANY BANK OR THE U.S. GOVERNMENT AND ARE NOT ENDORSED OR GUARANTEED IN ANY WAY BY ANY BANK.

                                                        [LOGO SIGNIFYING "NO
                                                         FDIC INSURANCE"]

8 YOUR SIGNATURE All registered shareholders must sign.

I HAVE RECEIVED AND READ THE CURRENT PROSPECTUS(ES) OF THE FUND(S) SELECTED AND THIS ACCOUNT REGISTRATION FORM AND AGREE TO BE BOUND BY THEIR TERMS.
By signing below, I certify under the penalty of perjury, that (check appropriate box):
        [ ] The number I have provided is the correct taxpayer identification number for this account, and I AM NOT subject to backup withholding because (a) I am exempt from backup withholding (and if I am a nonresident alien, I have provided you with a compete W-8 form), or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

        [ ] The number I have provided is my correct taxpayer identification number, and I AM subject to backup withholding.

BY SIGNING BELOW, I REPRESENT THAT I HAVE READ THE TERMS AND CONDITIONS GOVERNING THIS ACCOUNT AND AGREE TO BE BOUND BY SUCH TERMS AND CONDITIONS AS ARE CURRENTLY IN EFFECT AND AS MAY BE AMENDED FROM TIME TO TIME, AND I ACKNOWLEDGE THAT I HAVE READ AND UNDERSTAND THE DISCLOSURE WITH RESPECT TO NON-DEPOSIT INVESTMENT PRODUCTS AT THE CONCLUSION OF THIS AGREEMENT.

X                                       X
--------------------------------------  ---------------------------------------
Signature                       Date    Signature                       Date

X                                       X
--------------------------------------  ---------------------------------------
Signature(Joint Owner-if any)   Date    Signature(Joint Owner-if any)   Date

===============================================================================
9 ORGANIZATION RESOLUTION

This seciton is to be completed by organizations. In some circumstances, additional documentation is required. Pleas call 1-800-672-4797 to inquired. Also, please be sure to fill out the appropriate resolution fully, as incomplete documentation will cause delays in investing and redeeming.

TYPE OF ORGANIZATION

[ ] Corporation  [ ] Nonprofit Organization  [ ] Partnership


--------------------------------------  ---------------------------------------
Name of Organization                    Name (Please print)             Title

--------------------------------------  ---------------------------------------
Address                                 Signature

--------------------------------------  ---------------------------------------
City              State       Zip       Name (Please print)             Title

--------------------------------------  ---------------------------------------
Telephone                               Signature

                                        ---------------------------------------
I,_________________of_________________  Name (Please print)             Title
certify that the following is a true
copy of a resolution now in full force  ---------------------------------------
and effect, duly adopted by the         Signature
Board of Directors or by those with
authority to act on behalf of said
Organization on _______________ 19__:
Resolved, that any [ ] one [ ] two
[ ] three [ ] four of the persons
whose names and signatures appear       Be it further resolved, that the
below are hereby authorized and         parties named above are hereby
directed to execute and deliver any     authorized and directed to sign such
written instruments including, without  documents, make such filings and to
limitation, the Customer Agreement,     take such further actions as may be
which is attached hereto and made a     necessary or desirable to implement
part hereof by this reference,          this resolution.
necessary to establish and maintain
accounts with any fund within the Ernst
World Funds, to effect purchases and
redemptions of such shares.             X
                                        ---------------------------------------
                                        Signature of certifying        Date
                                        person of officer
--------------------------------------- (Other than those listed above) All
Name (Please print)             Title   persons authorized to act on the
                                        account must also sign under Section 8
--------------------------------------- of this application.
Signature

===============================================================================
BANK, BROKER/DEALER USE ONLY
Investment Rep__________________ SS#_______________________ Rep#_______________
Broker/Dealer#__________________ Office Name_______________ Office#____________
Telephone (___)_________________ Signature_____________________ Date___________
Referred by_____________________ Office Name_______________ Office#____________
Principal ______________________ Signature_____________________ Date___________
===============================================================================
===============================================================================
OFFICE USE ONLY
Dealer# _ _ _ _ _ _ _       Rep # _ _ _ _ _ _           Lead Source _ _
Wholesaler # _ _ _          Referring Employee _ _ _ _  Fund Source _ _
Office# _ _ _ _ _ _ _       Referring Branch _ _ _ _    Campaign Code _ _
===============================================================================

                       Ernst Global Asset Allocation Fund

                      Ernst Global Smaller Companies Fund

                 Ernst Australia-New Zealand Fixed Income Fund



                        Each an Investment Portfolio of

                               The Coventry Group



                      Statement of Additional Information


                               February 5, 1996





This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus for the Ernst Global Asset Allocation Fund (the "Global Asset Allocation Fund"), the Ernst Global Smaller Companies Fund (the "Global Smaller Companies Fund"), and the Ernst Australia-New Zealand Fixed Income Fund (the "Australia-New Zealand Fund") dated the same date as the date hereof (the "Prospectus"), hereinafter referred to collectively as the "Funds" and singly, a "Fund." The Funds are three separate investment portfolios of The Coventry Group (the "Group"), an open-end management investment company. This Statement of Additional Information is incorporated in its entirety into the Prospectus. Copies of the Prospectus may be obtained by writing the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 672-4797.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
THE COVENTRY GROUP  . . . . . . . . . . . . . . . . . . . . . .             B-1

INVESTMENT OBJECTIVE AND POLICIES . . . . . . . . . . . . . . .             B-1

         Additional Information on Portfolio Instruments  . . .             B-1
         Information Concerning Australia . . . . . . . . . . .             B-9
         Investment Restrictions  . . . . . . . . . . . . . . .            B-12
         Portfolio Turnover . . . . . . . . . . . . . . . . . .            B-14

NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . .            B-14

         Valuation of the Funds . . . . . . . . . . . . . . . .            B-15

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  . . . . . . . .            B-16

         Matters Affecting Redemption . . . . . . . . . . . . .            B-16

MANAGEMENT OF THE GROUP . . . . . . . . . . . . . . . . . . . .            B-16

         Trustees and Officers  . . . . . . . . . . . . . . . .            B-16
         Investment Adviser and Sub-Advisers  . . . . . . . . .            B-20
         Portfolio Transactions . . . . . . . . . . . . . . . .            B-21
         Administrator  . . . . . . . . . . . . . . . . . . . .            B-22
         Expenses . . . . . . . . . . . . . . . . . . . . . . .            B-24
         Distributor  . . . . . . . . . . . . . . . . . . . . .            B-24
         Custodian  . . . . . . . . . . . . . . . . . . . . . .            B-26
         Transfer Agency and Fund Accounting Services . . . . .            B-26
         Independent Auditors . . . . . . . . . . . . . . . . .            B-27
         Legal Counsel  . . . . . . . . . . . . . . . . . . . .            B-27

ADDITIONAL INFORMATION  . . . . . . . . . . . . . . . . . . . .            B-27

         Description of Shares  . . . . . . . . . . . . . . . .            B-27
         Vote of a Majority of the Outstanding Shares . . . . .            B-29
         Additional Tax Information . . . . . . . . . . . . . .            B-29
         Yields and Total Returns of the Funds. . . . . . . . .            B-36
         Performance Comparisons  . . . . . . . . . . . . . . .            B-38
         Miscellaneous  . . . . . . . . . . . . . . . . . . . .            B-39

                      STATEMENT OF ADDITIONAL INFORMATION


                               THE COVENTRY GROUP

                 The Coventry Group (the "Group") is an open-end management investment company which issues its Shares in separate series. Each series relates to a separate portfolio of assets. The portfolios advised by Ernst & Company (the "Adviser") are each referred to generally as a "Fund". This Statement of Additional Information deals with three Funds, the Ernst Global Asset Allocation Fund, Ernst Global Smaller Companies Fund and the Ernst Australia-New Zealand Fixed Income Fund. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Funds. Capitalized terms not defined herein are defined in such Prospectus. No investment in Shares of a Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVE AND POLICIES

Additional Information on Portfolio Instruments

                 The following policies supplement the investment objective and policies of the Funds as set forth in their Prospectus.

                 Bank Obligations. The Funds may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.

                 Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

                 Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

                 Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

                 The Funds may purchase commercial paper consisting of issues rated at the time of purchase in one of the two highest rating categories assigned by an NRSRO or that is not rated but is determined by the Adviser under guidelines established by the Group's Board of Trustees, to be of comparable quality.

                 Government Obligations. The Funds may invest in government obligations of the U.S. Government as well as government obligations of foreign countries. The Funds may invest in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (collectively, "U.S. Government Obligations"). Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Funds may also invest in obligations issued or guaranteed by foreign governments or their agencies and instrumentalities.

                 FANMACs. The Australia-New Zealand Fixed Income Fund may invest in FANMAC securities which are securities issued by a trustee against housing loans made through the New South Wales Department of Housing and consist of a series of closed trusts or pools. The mortgage manager is the First Australian National Mortgage Acceptance Corporation Ltd. ("FANMAC"). FANMAC is owned 26% by the Government of the State of New South Wales with the remainder owned by other institutions. The Government of the State of New South Wales has provided the FANMAC Trust with an assurance as to availability of funds to meet payment. The securities have been rated by Australian Ratings and Standard and Poors. FANMAC securities are subject to a call provision under which borrowers (mortgagors) can repay early and the investors in a particular pool can be repaid on a pro rata basis.

                 NMMC AUSSIE MACs and National Mortgage Market Bonds. The Australia-New Zealand Fixed Income Fund may invest in these types of securities. National Mortgage Market Corporation Ltd. ("National Mortgage") has issued both AUSSIE MACs, which are medium term bearer securities, and National Mortgage Market

Bonds. National Mortgage is a private company which is 26% owned by the Government of the State of Victoria and 74% by private institutions. Both AUSSIE MACs and National Mortgage Market Bonds are rated by Australian Ratings.

                 Foreign Investments. The Funds may, subject to their investment objective and policies, invest in certain obligations or securities of foreign issuers. Permissible investments include sponsored and unsponsored American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). Investment in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs, EDRs and GDRs may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions.

                 Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

                 Foreign securities traded in markets of emerging market countries are particularly subject to certain of these risks. Since these markets tend to be less developed, emerging market securities can be especially volatile and may be illiquid. These countries may be less stable politically, economically or socially, increasing investment risk. While the Global Asset Allocation Fund and the Global Smaller Companies Fund may each invest in securities traded in emerging markets (South America, India, Pakistan, Africa (except South Africa), Turkey, Eastern Europe and Russia), these Funds will limit their investment to less than 5% of its total assets in such securities.

                 Forward Foreign Currency Exchange Contracts. The Funds may engage in foreign currency exchange transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

                 The Funds do not intend to enter into such forward contracts if the Fund would have more than 100% of the value of its total assets committed to such contracts on a regular or continuous basis. A Fund also will not enter into such forward contracts or maintain a net exposure in such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of such Fund's securities or other assets denominated in that currency. Except for forward foreign currency transactions entered into for hedging purposes, each Fund's custodian bank segregates cash or liquid high grade debt securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of such Fund's commitments with respect to such contracts.

                 Foreign Currency Options. The Funds may engage in foreign currency options. A foreign currency option provides a Fund, as the option buyer, with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

                 A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, such Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

                 Foreign Currency Futures Transactions. The Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

                 Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

                 Futures Contracts. The Funds may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. In addition, the Funds may enter into contracts for the future delivery of foreign currencies and futures contracts based on a specific foreign currency, and purchase or sell options on any such futures contracts and engage in related closing transactions. At the time the Fund purchases a futures contract, an amount of cash, U.S. Government securities, or other highly liquid debt securities equal to the market value of the contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract.

                 Futures transactions involve certain additional costs such as brokerage costs and the obligation to maintain segregated accounts with the custodian. The Fund may lose the expected benefits of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions when it may be necessary to do so.

                 Call Options. The Funds may purchase and sell (write) call options and purchase options to close out options previously written by it. A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation.

                 Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objective. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Fund's Custodian.

                 The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option.

                 Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

                 Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Funds may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

                 The Funds will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

                 Put Options.  The Funds may purchase or sell (write) "puts".
A put gives the owner a right to sell or redeem a specified security (or securities) at a certain time or within a certain period of time at a specified exercise price. The put may be an independent feature or may be combined with a reset feature that is designed to reduce downward price volatility as interest rates rise by enabling the holder to liquidate the investment prior to maturity.

                 Puts may be acquired by a Fund to facilitate the liquidity of the portfolio assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of a Fund's assets.

                 The Funds will, if necessary or advisable, pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts.

                 When-Issued Securities. As discussed in the Prospectus of the Funds, each of the Funds may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will generally not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

                 When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in when issued delivery transactions only for the purpose of acquiring portfolio securities consistent with the Funds' investment objectives, policies and restrictions, not for investment leverage.

                 Securities of Other Investment Companies. Each Fund may invest in securities issued by the other investment companies. Each of the Funds currently intend to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of its total assets will be invested in the aggregate in securities of all investment companies; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Funds. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees.
These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Funds and, therefore, will be borne directly by Shareholders.

Information Concerning Australia

                 Domestic Economy. The Australian economy experienced a recession in 1982-83. However, by the mid-1982's, the economy emerged from recession, aided by fiscal stimulus. In 1988-89, the economy saw strong growth in private sector spending, generating excess demand and widening the current account deficit. Demand slowed significantly in both 1989-90, due largely to a tightening a government policy, and in 1990-91, as the economy moved into recession. Since 1991, the economy has been in recovery and in the twelve months ended September 30, 1994, GDP grew by 6.4%. The following table shows GDP for the five years ended June 30, 1994.

                             GROSS DOMESTIC PRODUCT
                           (AUSTRALIAN $ IN MILLIONS)

                                                              1989-90      1990-91      1991-92      1992-93      1993-94
GDP, income-based measure
  (current prices)          . . . . . . . . . . . . . .      A$370,286     A$379,252    A$378,264    A$403,719    A$426,297
GDP, average measure
  (constant 1989-90 prices) . . . . . . . . . . . . . .      A$369,029     A$366,683    A$368,830    A$380,110    A$396,073
Real GDP % change over previous
  period (constant 1989-90 prices)(1) . . . . . . . . .           3.3%         -0.6%         0.6%         3.1%         4.2%

---------------------------
Source:  Australian Bureau of Statistics, Australian National Accounts.
(1)  Data may not be calculable due to rounding.

                 The following table compares average interest rates of Australian and U.S. ten-year government bonds during the early 1990s.




                      COMPARISON OF AVERAGE INTEREST RATES
                          OF U.S. AND AUSTRALIAN BONDS
                                 (% PER ANNUM)

                                                                             10-YEAR U.S.             10-YEAR AUSTRALIAN
YEAR                                                                         TREASURY BONDS           GOVERNMENT BONDS
----                                                                         --------------           ----------------
1990             Qtr.         1     . . . . . . . . . . . . . . .            8.42                     13.18
                              2     . . . . . . . . . . . . . . .            8.68                     13.57
                              3     . . . . . . . . . . . . . . .            8.70                     13.43
                              4     . . . . . . . . . . . . . . .            8.40                     12.55
1991             Qtr.         1     . . . . . . . . . . . . . . .            8.02                     11.48
                              2     . . . . . . . . . . . . . . .            8.13                     10.97
                              3     . . . . . . . . . . . . . . .            7.94                     10.65
                              4     . . . . . . . . . . . . . . .            7.35                     9.67
1992             Qtr.         1     . . . . . . . . . . . . . . .            7.30                     10.02
                              2     . . . . . . . . . . . . . . .            7.38                     9.15
                              3     . . . . . . . . . . . . . . .            6.62                     8.73
                              4     . . . . . . . . . . . . . . .            6.74                     8.98
1993             Qtr.         1     . . . . . . . . . . . . . . .            6.28                     8.13
                              2     . . . . . . . . . . . . . . .            5.99                     7.53
                              3     . . . . . . . . . . . . . . .            5.62                     6.80
                              4     . . . . . . . . . . . . . . .            5.61                     6.67
1994             Qtr.         1     . . . . . . . . . . . . . . .            6.07                     7.12
                              2     . . . . . . . . . . . . . . .            7.08                     8.97
                              3     . . . . . . . . . . . . . . .            7.33                     9.75
                 October  . . . . . . . . . . . . . . . . . . . .            7.80                     10.50
                 November . . . . . . . . . . . . . . . . . . . .            7.92                     10.45
                 December . . . . . . . . . . . . . . . . . . . .            7.83                     10.05
1995             January  . . . . . . . . . . . . . . . . . . . .            7.59                     10.39
                 February . . . . . . . . . . . . . . . . . . . .            7.21                     9.85

The following table compares the value of an Australian dollar per U.S. dollar for the periods indicated.

                          EXCHANGE RATES (PER U.S. $)

                                                                             AT MONTH ENDING          AS
                                                                             ---------------          --
1990  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            March                    1.3259
                                                                             June                     1.2674
                                                                             September                1.2099
                                                                             December                 1.2932
1991  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            March                    1.2900
                                                                             June                     1.3019
                                                                             September                1.2508
                                                                             December                 1.3161
1992  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            March                    1.3014
                                                                             June                     1.3355
                                                                             September                1.4006
                                                                             December                 1.4535
1993  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            March                    1.4168
                                                                             June                     1.4877
                                                                             September                1.5497
                                                                             December                 1.4769
1994  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            March                    1.4269
                                                                             June                     1.3716
                                                                             September                1.3526
                                                                             December                 1.2873
1995  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            January                  1.3228
                                                                             February                 1.3523

--------------------------
Source: Australian Bureau of Statistics, Balance of Payments; SBC Australia Limited.

                 Public Finance. The following table summarizes the outstanding direct debt (National Debt) of the Australian Commonwealth, State Governments and Northern Territories on the dates indicated.


            GOVERNMENT SECURITIES ON ISSUE AT JUNE 30, 1990 TO 1994
                           (AUSTRALIAN $ IN MILLIONS)


                            1990              1991             1992             1993             1994
                            ----              ----             ----             ----             ----
                          A$52,118         A$50,095         A$60,855         A$79,109         A$93,910

-----------------------
Source: Australian Government Budget Papers; Budget Related Paper No. 1, 1992-93, 1993-94.

              SUMMARY OF AUSTRALIAN GOVERNMENT BUDGET TRANSACTIONS
                           (AUSTRALIAN $ IN MILLIONS)

                                                               1989-90      1990-91      1991-92      1992-93      1993-94
Total Revenue . . . . . . . . . . . . . . . . . . . . .       A$95,942      A$97,986     A$93,358     A$94,858    A$100,920
Total outlays . . . . . . . . . . . . . . . . . . . . .       A$87,905      A$96,079    A$102,698    A$109,429    A$114,513
Surplus (deficit) . . . . . . . . . . . . . . . . . . .          8,036         1,907      (9,339)     (14,571)     (13,593)

---------------------------
Source:  Australian Government Budget Papers, Budget Related Paper No. 1,
1994-95.


                           AUSTRALIAN DEBT SECURITIES
               (AUSTRALIAN $ IN BILLIONS AS OF FEBRUARY 28, 1995)

                                                                       NOMINAL VALUE              MARKET VALUE
                                                                       -------------              ------------
Commonwealth Government . . . . . . . . . . . . . . . . . . . . . .         A$76.764                  A$76.983
Semi-government . . . . . . . . . . . . . . . . . . . . . . . . . .           52.953                    54.204
Corporate . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            8.248                     8.893
Asset Backed  . . . . . . . . . . . . . . . . . . . . . . . . . . .            1.013                     1.099
                                                                          ----------                ----------
                 Total. . . . . . . . . . . . . . . . . . . . . . .        A$138.978                 A$141.179

-------------------
Source:  SBC Australia Limited Monthly Index Update, March 1995.


Investment Restrictions

                 The following are fundamental investment restrictions and are in addition to the investment restrictions set forth in the Prospectus. Under these restrictions a Fund may not:

                 1. Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

                 2. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Funds;

                 3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction);

                 4. Except for the Ernst Australia-New Zealand Fixed Income Fund, Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, with respect to 75% of its total assets, more than 5% of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer.

                 5. Except for the Ernst Australia-New Zealand Fixed Income Fund, purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

                 6. Borrow money or issue senior securities, except that a Fund may borrow from banks, including the Custodian, or brokers, for temporary purposes in amounts up to 15% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 15% of the value of the Fund's total assets at the time of its borrowing.

                 7. Make loans, except that a Fund may purchase or hold debt or other securities and lend portfolio securities in accordance with its investment objective and policies, and may make time deposits with financial institutions and enter into repurchase agreements.

                 The following additional investment restrictions are not fundamental and may be changed with respect to a particular Fund without the vote of a majority of the outstanding Shares of that Fund. A Fund may not:

                 1. Invest in excess of 15% of its net assets in securities that are not readily marketable or are otherwise illiquid.

                 2. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities;

                 3.       Engage in any short sales;

                 4. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs (although investments in marketable securities of companies engaged in such activities are not prohibited by this restriction);

                 5. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) a Fund may invest in other investment companies, including other Funds for which the Adviser acts as investment adviser, as specified in the Prospectus subject to such restrictions as may be imposed by the 1940 Act or any state laws.

                 6. Invest more than 5% of total assets in securities of issuers which together with any predecessors have a record of less than three years continuous operation.

                 If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction.

Portfolio Turnover

                 The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. Portfolio turnover for the Funds may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to a Fund. Portfolio turnover will not be a limiting factor in making investment decisions.

                                NET ASSET VALUE

                 As indicated in the Prospectus, the net asset value of each Fund is determined and the Shares of each Fund are priced as of the Valuation Time applicable to such Fund on each Business Day of the Group. A "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading except days on which there are not sufficient changes in the value of a Fund's portfolio securities that the Fund's net asset value might be materially affected and days on which no Shares of a Fund are tendered for redemption and no order to purchase any Shares is received. Currently, the NYSE is closed on New Year's Day,

Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Valuation of the Funds

                 Portfolio securities for which market quotations are readily available are valued based upon their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Unlisted securities for which market quotations are readily available will be valued at the current quoted bid prices. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the Adviser's best judgement under the supervision of the Group's Board of Trustees. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method.

                 Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Funds are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

                 The Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. The methods used by the pricing service and the valuations so established will be reviewed by the Group under the general supervision of the Group's Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Matters Affecting Redemption

                 Shares in each of the Group's Funds are sold on a continuous basis by BISYS Fund Services, Limited Partnership (the "Distributor") and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.

                 The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension for the protection of security holders of the Group, or (d) the Commission has determined that an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group to determine the fair value of its net assets.

                 The Group may redeem Shares of each of the Funds involuntarily if redemption appears appropriate in light of the Group's responsibilities under the 1940 Act. See "NET ASSET VALUE" in this Statement of Additional Information.

                            MANAGEMENT OF THE GROUP

Trustees and Officers

                 Overall responsibility for management of the Group rests with its Board of Trustees, which is elected by the Shareholders of the Group. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

                 The names of the Trustees and officers of the Group, their addresses, ages and principal occupations during the past five years are as follows:

                                              Position(s)
                                              Held With                      Principal Occupation
Name and Address                              the Group                      During Past 5 Years
----------------                              -----------                    -------------------
Roy E. Rogers*                                Chairman, President            From September 1986 to present,
3435 Stelzer Road                             and Trustee                    employee of BISYS Fund Services
Columbus, Ohio 43219                                                         or BISYS Fund Services Ohio,
Age:  33                                                                     Inc.

Walter B. Grimm*                              Vice President and             From June 1992 to present,
3435 Stelzer Road                             Trustee                        employee of BISYS Fund Services;
Columbus, Ohio  43219                                                        from 1987 to June 1992,
Age:  49                                                                     President of Leigh Investments
                                                                             (investment firm); from May 1989
                                                                             to November 1990, President of
                                                                             Security Bank.

Maurice G. Stark                              Trustee                        Retired.  Until December 31,
505 King Avenue                                                              1994, Vice President-Finance and
Columbus, Ohio 43201                                                         Treasurer, Battelle Memorial
Age:  59                                                                     Institute (scientific research
                                                                             and development service
                                                                             corporation).

                                              Position(s)
                                              Held With                      Principal Occupation
Name and Address                              the Group                      During Past 5 Years
----------------                              -----------                    -------------------
Michael M. Van Buskirk                        Trustee                        From June 1991 to present,
37 West Broad Street                                                         Executive Vice President of The
Suite 1001                                                                   Ohio Bankers' Association (trade
Columbus, Ohio  43215-4162                                                   association); from September
Age:  48                                                                     1987 to June 1991, Vice
                                                                             President -Communications, TRW
                                                                             Information Systems Group
                                                                             (electronic and space
                                                                             engineering).

Chalmers P. Wylie                             Trustee                        From April 1993 to present, Of
754 Stonewood Court                                                          Counsel, Kegler Brown Hill &
Columbus, Ohio  43235                                                        Ritter; from January 1993 to
Age:  74                                                                     present, Adjunct Professor, Ohio
                                                                             State University; from January
                                                                             1967 to January 1993, member of
                                                                             the United States House of
                                                                             Representatives for the 15th
                                                                             District of Ohio.

J. David Huber                                Vice President                 From June 1987 to present,
3435 Stelzer Road                                                            employee of BISYS Fund Services.
Columbus, Ohio 43219
Age:  49

William J. Tomko                              Treasurer                      From April 1987 to present,
3435 Stelzer Road                                                            employee of BISYS Fund Services.
Columbus, Ohio 43219
Age:  37

                                              Position(s)
                                              Held With                      Principal Occupation
Name and Address                              the Group                      During Past 5 Years
----------------                              -----------                    -------------------
Nancy E. Converse                             Secretary                      From July 1990 to present,
3435 Stelzer Road                                                            employee of BISYS Fund Services
Columbus, Ohio 43219                                                         or BISYS Fund Services Ohio,
Age:  46                                                                     Inc.

Mark S. Redman                                Assistant Secretary            From February 1989 to present,
3435 Stelzer Road                                                            employee of BISYS Fund Services.
Columbus, Ohio 43219
Age:  40

Alaina V. Metz                                Assistant Secretary            From June 1995 to present,
3435 Stelzer Road                                                            employee of BISYS Fund Services;
Columbus, Ohio 43219                                                         from May 1989 to June 1995,
Age:  28                                                                     employee of Alliance Capital
                                                                             Management.

Richard B. Ille                               Assistant Secretary            From July 1990 to present,
3435 Stelzer Road                                                            employee of BISYS Fund Services
Columbus, Ohio 43219                                                         or BISYS Fund Services Ohio,
Age:  30                                                                     Inc.

R. Jeffrey Young                              Assistant Secretary            From October 1993 to present,
3435 Stelzer Road                                                            employee of BISYS Fund Services
Columbus, Ohio 43219                                                         or BISYS Fund Services Ohio,
Age:  30                                                                     Inc.; from April 1989 to October
                                                                             1993, employee of The Heebink
                                                                             Group.

-----------------------------

                 *Messrs. Rogers and Grimm are each considered to be an "interested person" of the Group as defined in the 1940 Act.


                 As of the date of this Statement of Additional Information, the Group's officers and Trustees, as a group, own less than 1% of the Funds' outstanding Shares.

                 The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services receives fees from the Funds for acting as Administrator. BISYS Fund Services Ohio, Inc. receives fees from the Funds for acting as transfer agent and for providing certain fund accounting services. Messrs. Huber, Grimm, Redman, Rogers, Ille, Tomko and Young and Ms. Converse and Ms. Metz are employees of BISYS Fund Services.

                 Trustees of the Group not affiliated with BISYS Fund Services receive from the Group an annual retainer of $1,250 and a fee of $250 for each Board of Trustees meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with BISYS Fund Services do not receive compensation from the Group.

                 For the fiscal year ended March 31, 1995, the Trustees received the following compensation from the Group and from certain other investment companies (if applicable) that have the same investment adviser as the Funds or an investment adviser that is an affiliated person of the Group's investment adviser:


                                                              Pension or
                                                              Retirement                                       Total Compensation
                                    Aggregate               Benefits Accrued          Est. Annual               From Registrant
Name of                           Compensation              As Part of Fund           Benefits Upon             and Fund Complex
Trustee                           from the Group                Expenses               Retirement                Paid to Trustees
-------                           --------------            ----------------         -------------             --------------------
Roy E. Rogers                       $0                      $0                       $0                            $0
Walter B. Grimm                     $0                      $0                       $0                            $0
Maurice G. Stark                    $3,750                  $0                       $0                            $3,750
Michael Van Buskirk                 $3,750                  $0                       $0                            $3,750
Chalmers P. Wylie                   $3,750                  $0                       $0                            $3,750


Investment Adviser and Sub-Advisers

                 Investment advisory services are provided by Ernst & Company, One Battery Park Plaza, New York, New York 10004 (the "Adviser"), pursuant to an Investment Advisory Agreement dated as of October 27, 1995 (the "Investment Advisory Agreement"). National Mutual Funds Management (Global), Ltd., 447 Collins Street, Melbourne, Australia 3000 ("NMFM") provides sub-investment advisory services to the Funds pursuant to a Sub-Advisory Agreement dated as of October 27, 1995. (The Investment Advisory Agreement and each of the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements").

                 Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Funds. For the services provided pursuant to the Investment Advisory Agreement, the Global Asset Allocation and Global Smaller Companies Funds pay the Adviser a fee computed daily and paid monthly, at the annual rate of one and one tenth percent (1.10%) of each Fund's average daily net assets. Under the Sub-Advisory Agreements entered into with the Adviser, NMFM have agreed to provide sub-investment advisory services as described in the Prospectus. The Adviser is responsible at all times for supervising the activities of the Sub-Advisers. For the services provided pursuant to each respective Sub-Advisory Agreement, the Adviser pays the Sub-Adviser seven-tenths of one percent (.70%) of the average daily net assets of the respective fund it advises. The Australia New Zealand Fund pays the Adviser a fee of .60% of that Fund's average daily net assets and the Adviser pays the Sub-Adviser a fee of 0.40%.

                 Unless sooner terminated, the Investment Advisory Agreements will continue in effect as to each Fund until October 27, 1997 and from year to year thereafter, if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of the relevant Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in the Funds' Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreements or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreements by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreements are terminable as to a Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser or Sub-Adviser, as applicable. The Investment Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

                 The Investment Advisory Agreements provide that neither the Adviser nor a Sub-Adviser shall be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of either party in the performance of its duties, or from reckless disregard by their duties and obligations thereunder.

Portfolio Transactions

                 Pursuant to the Investment Advisory Agreements, the Adviser and/or Sub-Advisers, determine, subject to the general supervision of the Board of Trustees of the Group and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers.
With respect to the over-the-counter market, the Adviser and/or Sub-Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

                 The Group, on behalf of the Funds, will not acquire portfolio securities issued by, or make deposits in, the Adviser, the Sub-Advisers, the Distributor, or their affiliates, and will not give preference to the Adviser's or a Sub-Adviser's affiliates with respect to such transactions.

                 Investment decisions for each Fund are made independently from those for the other Fund or any other account managed by the Adviser and/or the Sub-Advisers. When a purchase or sale of the same security is made by a Sub-Adviser at substantially the same time on behalf of a Fund and another account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Adviser and/or the Sub-Advisers believe to be equitable to the Fund(s) and such other account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser and/or the Sub-Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in order to obtain best execution. As provided by the Investment Advisory Agreements, in making investment recommendations for the Funds, the Adviser and/or the Sub-Advisers will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of the Adviser and/or the Sub-Advisers or their subsidiaries or affiliates and, in dealing with its customers, the Adviser, the Sub-Advisers, their subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.

Administrator

                 BISYS Fund Services, Limited Partnership ("BISYS Fund Services") serves as administrator (the "Administrator") to the Funds pursuant to a Management and Administration Agreement dated October 27, 1995 (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by the Adviser under the Investment Advisory Agreement, the Sub-Advisers under the Sub-Advisory Agreements, the Custodian under the Custodian Agreement and by BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc.

                 Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, file all of the Funds' federal and state tax returns and required tax filings other than those required to be made by the Funds' Custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Funds with each Fund's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement; compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of each Fund, including calculation of daily expense accruals; and generally assists in all aspects of the Funds' operations other than those performed by the Adviser, the Sub-Advisers, the Custodian and by BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

                 The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, which fee is calculated daily and paid periodically, at an annual rate equal to seventeen one-hundredths of one percent (.17%) of each Fund's first $500 million in average daily net assets, and this fee is reduced on a sliding scale to 0.05% of assets in excess of $1 billion.

                 Unless sooner terminated as provided therein, the Administration Agreement will continue in effect until October 26, 2000. The Administration Agreement thereafter shall be renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

                 The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by any of the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Expenses

                 The Adviser, Sub-Advisers and the Administrator each bear all expenses in connection with the performance of their services as investment advisers and administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Funds. Each Fund will bear expenses relating to its respective operations including the following: taxes, interest, brokerage fees and commissions, fees and travel expenses of the Trustees, Securities and Exchange Commission fees, state securities qualification expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, expenses incurred for pricing securities owned by each respective Fund, insurance premiums, costs of maintenance of the Group's existence, costs of Shareholders' reports and meetings, proxy solicitation expenses, costs of Board of Trustees meetings and any extraordinary expenses incurred in each Fund's operation.

Distributor

                 BISYS Fund Services serves as distributor to the Funds pursuant to the Distribution Agreement dated October 27, 1995, as amended (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect from year to year if its continuance is approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

                 In its capacity as Distributor, BISYS Fund Services solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives no compensation under the Distribution Agreement with the Group, but may receive compensation under the Distribution and Shareholder Service Plan described below.

                 As described in the Prospectus, the Group has adopted a Distribution and Shareholder Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act under which the Funds are authorized to pay the Distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates or subsidiaries incur (with all of the foregoing organizations being referred to as "Participating Organizations") for providing administration, distribution or shareholder service assistance. Payments to such Participating Organizations may be made pursuant to agreements entered into with the Distributor. The Plan authorizes the Funds to make payments to the Distributor in an amount not to exceed, on an annual basis, .25% of the average daily net assets of a Fund. As required by Rule 12b-1, the Plan was approved by the sole Shareholder of each Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan may be terminated with respect to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Shares of the Fund. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.

However, any change in the Plan that would materially increase the distribution cost to a Fund requires Shareholder approval. For so long as the Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated, with respect to a Fund, at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding Shares of the Fund. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for it to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan must determine that there is a reasonable likelihood that the Plan will benefit each Fund and its Shareholders.

                 The Board of Trustees of the Group believes that the Plan is in the best interests of each of the Funds since it encourages Fund growth. As a Fund grows in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

Custodian

                 The Bank of California, N.A., through its Mitsubishi Global Custody Division serves as custodian (the "Custodian") to the Funds pursuant to the Custodian Agreement dated as of October 27, 1995, between the Group and the Custodian (the "Custodian Agreement"). The Custodian's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on each Fund's investments. In consideration of such services, each of the Funds pays the Custodian an annual asset-based fee plus, under certain circumstances, fixed fees charged for certain portfolio transactions and out-of-pocket expenses. Unless sooner terminated, the Custodian Agreement will continue in effect until terminated by either party upon 60 days' advance written notice to the other party.

Transfer Agency and Fund Accounting Services

                 BISYS Fund Services Ohio, Inc. serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Funds, pursuant to the Transfer Agency Agreement dated October 27, 1995. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with each of the Funds' Shareholders of record: maintenance of shareholder records for each of the Fund's Shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Funds on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fixed fee, a fee based on the number of shareholders of record and out of pocket expenses.

                 In addition, BISYS Fund Services Ohio, Inc. provides certain fund accounting services to the Funds pursuant to a Fund Accounting Agreement dated October 27, 1995. BISYS Fund Services Ohio, Inc. receives a fee from each Fund for such services equal to a fee computed daily and paid periodically at an annual rate of three one-hundredths of one percent (.03%) of each Fund's first $500 million in average daily net assets, and this fee is reduced on a sliding scale to 0.01% of assets in excess of $1 billion (subject to a minimum annual fee of $40,000). Under such Agreement, BISYS Fund Services Ohio, Inc. maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for each Fund.

Independent Auditors

                 Coopers & Lybrand, L.L.P., 100 East Broad Street, Columbus, Ohio 43215, has been selected as independent auditors for the Funds for the fiscal year ended March 31, 1996. Coopers & Lybrand will perform an annual audit of each Fund's financial statements and provide other services related to filings with respect to securities regulations. Reports of their activities will be provided to the Group's Board of Trustees.

Legal Counsel

                 Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, is counsel to the Group and will pass upon the legality of the Shares offered hereby.

                             ADDITIONAL INFORMATION

Description of Shares

                 The Group is a Massachusetts business trust, organized on January 8, 1992. The Group's Declaration of Trust is on file with the Secretary of State of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $0.01 per share. The Group consists of several funds organized as separate series of shares. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

                 Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

                 Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Group voting without regard to series.

                 Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Group. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees or officers of the Group for acts or obligations of the Group, which are binding only on the assets and property of the Group, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Group or the Trustees. The Declaration of Trust provides for indemnification out of Group property for all loss and expense of any shareholder held personally liable for the obligations of the Group. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Group itself would be unable to meet its obligations, and thus should be considered remote.

Vote of a Majority of the Outstanding Shares

                 As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of a Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of that Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of that Fund are represented in person or by proxy, or
(b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

Additional Tax Information

                 Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

                 As a regulated investment company required under Subchapter M of the Code to distribute at least 90% of its taxable net investment income and net short-term capital gain in excess of net long-term capital losses (and at least 90% of net tax-exempt interest income), each Fund generally will not be subject to federal income on any of its net investment income or net realized capital gains which are timely distributed to Shareholders. Provided that each Fund qualifies as a regulated investment company, it generally will not be subject to any excise or income taxes in Massachusetts.

                 The Funds are potentially subject to a 4% nondeductible excise tax on amounts required to be but are not distributed under a prescribed formula. The formula generally requires payment to Shareholders during a calendar year of distributions representing at least 98% of each Fund's ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year. The Funds have adjusted their distribution policies to minimize any adverse impact from this tax or eliminate its application.

                 Passive Foreign Investment Companies. The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

                 A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the fund level under the PFIC rules would generally be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. In addition, other elections may become available that would affect the tax treatment of PFIC shares held by the Fund. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

                 Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not invest in PFIC shares.

                 Foreign Taxation. Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes withheld at the source. If the percentage of a Fund's total assets invested in foreign corporate securities is not more than 50% at the close of the Fund's taxable year, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its Shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

                 The Asia Fund may qualify for and make the election permitted under Section 853 of the Code so that Shareholders will be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The U.S. shareholders of a Fund may claim a foreign tax credit or deduction by reason of the Fund's election under
Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to Shareholders is subject to certain limitations imposed by the Code. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by Shareholders who do not itemize deductions on their federal income tax returns, although any such Shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in respect to the Shareholder's pro rata share of foreign taxes paid by the Fund. It should also be noted that a tax-exempt Shareholder, like other Shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such Shareholder's tax-exempt status, and such a Shareholder generally will not be entitled to either a tax credit or a deduction with respect to such income. The foreign tax credit generally may offset only up to 90% of the alternative minimum tax in any given year. Foreign taxes generally are not deductible in computing alternative minimum taxable income.

                 Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its Shareholders as ordinary income. If section 988 losses exceed other net investment income during a taxable year, a Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to Shareholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each Shareholder's basis in his Fund Shares, or as capital gain.

                 Options, Futures and Forward Contracts. Many of the options, futures contracts and forward contracts entered into by the Funds will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked to market" at the times required pursuant to the Code with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

                 The 30% limit on gains from the disposition of certain assets held less than three months and the diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

                 Obligations Originally Issued at a Discount. Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount, although no cash is actually received by a Fund until the maturity of the bond, is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest.

                 In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount, generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable).
Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

                 Distributions. Assuming a Fund qualifies as a regulated investment company, distributions of net investment income and net short-term capital gains in excess of net long-term capital losses will be treated as ordinary income in the hands of Shareholders. Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to Shareholders as long-term capital gain, if such distributions are designated as capital gain dividends, regardless of the length of time the Shares of a Fund have been held by such Shareholders. Such distributions are not eligible for the dividends-received deduction.

                 If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by a Fund, the Fund may elect to treat such capital gains as having been distributed to Shareholders. As a result, such amounts would be taxable as long-term capital gains in the hands of the Shareholders. Shareholders would be able to claim their proportionate share of the federal income taxes paid by a Fund on such gains as a credit against their own federal income tax liabilities and would be entitled to increase the adjusted tax basis of the relevant Fund Shares by the difference between their pro-rata share of such gains and their tax credit.

                 Distributions by a Fund result in a reduction in the net asset value of a Fund's Shares. Should a distribution reduce the net asset value below a Shareholder's cost basis, such distribution nevertheless would be taxable to the Shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment. In particular, investors should be careful to consider the tax implications of buying Shares just prior to a distribution. The price of Shares purchased at that time includes the amount of the forthcoming distribution. Those investors purchasing hares just prior to a distribution will then receive a partial return of their investment upon such distribution, which will nevertheless be taxable to them.

                 Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in Shares or in cash. Shareholders electing to receive distributions in the form of additional Shares will have a cost basis for federal income tax purposes in each Share so received equal to the net asset value of such Share on the reinvestment date. Any distributions that are not from a Fund's net investment income or net realized capital gains may be characterized as a return of capital to Shareholders or, in some cases, as capital gain.

                 All distributions, whether received in Shares or cash, must be reported by each Shareholder on his or her federal income tax return.
Dividends declared and payable to Shareholders of record on a specified date in October, November or December, if any, will be deemed to have been received by Shareholders on December 31 if paid during January of the following year. The Funds will provide a statement of the federal income tax status of all distributions to Shareholders annually.

                 Sales of Shares. Upon the sale, exchange or other taxable disposition of Shares of a Fund, a Shareholder may realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including replacement through the reinvestment of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on a disposition of Fund Shares held by the Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the Shareholder with respect to such Shares.

                 Under certain circumstances, the sales charge incurred in acquiring Shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those Shares. This rule applies if (1) the Shareholder incurs a sales charge in acquiring stock of a Fund, (2) Shares of the Fund are exchanged within 90 days after the date they were purchased, and
(3) the new shares are acquired without a sales charge or at a reduced sales charge under a "reinvestment right" received upon the initial purchase of Fund Shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the Shares exchanged all or a portion of the amount of sales charge incurred in acquiring the Shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

                 Backup Withholding. A Fund will be required to report to the IRS all distributions of income and capital gains as well as gross proceeds from the redemption or exchange of Fund Shares, except in the case of certain exempt Shareholders. Under the backup withholding provisions of Section 3406 of the Code, all such distributions and proceeds from the redemption or exchange of a Fund's Shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt Shareholders who fail to furnish a Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax law or if the IRS or a broker notifies a Fund that the number furnished by the Shareholder is incorrect. In addition, both the Fund and the Shareholder are potentially subject to a $50 penalty imposed by the IRS if a correct, certified taxpayer identification number is not furnished and used on required information returns. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in Shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the Shareholder's U.S. Federal tax liability.

Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

                 Other Taxation. The foregoing discussion relates only to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). The tax consequences to a foreign Shareholder of an investment in the Funds may differ from those described herein. Distributions by the Funds also may be subject to state, local and foreign taxes, and their treatment under state and local income tax laws may differ from U.S. Federal income tax treatment. Shareholders should consult their tax advisors with respect to their individual tax situation.

Yields and Total Returns of the Funds

                 Yield Calculations. As summarized in the Prospectus of the Funds under the heading "PERFORMANCE INFORMATION", yields of each of the Funds will be computed by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                               a - b      6
                                  Yield = 2 [(------- + 1)  - 1]
                                                 cd

Where:                    a       =        dividends and interest earned during
                                           the period.

                          b       =        expenses accrued for the period (net
                                           of reimbursements).

                          c       =        the average daily number of Shares
                                           outstanding during the period that
                                           were entitled to receive dividends.

                          d       =        maximum offering price per Share on
                                           the last day of the period.

                 For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in that Fund. Interest earned on any debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation held by that Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by that Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                 Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

                 During any given 30-day period, the Adviser or Administrator may voluntarily waive all or a portion of its fees with respect to a Fund. Such waiver would cause the yield of that Fund to be higher than it would otherwise be in the absence of such a waiver.

                 Total Return Calculations. As summarized in the Prospectus of the Funds under the heading "PERFORMANCE INFORMATION", average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

                 The Funds compute their average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                 Average Annual               ERV   1/n
                   Total Return   =        [(------)    - 1]
                                               P

Where:                    ERV              =      ending redeemable value at
                                                  the end of the period covered
                                                  by the computation of a
                                                  hypothetical $1,000 payment
                                                  made at the beginning of the
                                                  period.

                            P              =      hypothetical initial payment
                                                  of $1,000.

                            n              =      period covered by the
                                                  computation, expressed in
                                                  terms of years.

                 The Funds compute their aggregate total returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                 Aggregate Total                       ERV
                    Return                 =       [(------] - 1]
                                                       P

                          ERV     =        ending redeemable value at the end
                                           of the period covered by the
                                           computation of a hypothetical $1,000
                                           payment made at the beginning of the
                                           period.

                          P       =        hypothetical initial payment of
                                           $1,000.

                 The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Performance Comparisons

                 Investors may judge the performance of the Funds by comparing them to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation and Morningstar, Inc. and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds or Ibbotson Associates, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, CDA/Wiesberger, Pensions and Investments, U.S.A. Today, Investor's Business Daily, Value Line, MICROPAL and local newspapers. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders. The Funds may also include in advertisements and reports to Shareholders information comparing the performance of the Adviser or Sub-Advisers or their predecessors to other investment advisers; such comparisons may be published by or included in Nelsons Directory of Investment Managers, Roger's, Casey/PIPER Manager Database or CDA/Cadence.

                 Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time.
Yield and performance are functions of a Fund's quality, composition and maturity, as well as expenses allocated to the Fund.

                 From time to time, a Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to shareholders. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any Fund.

Miscellaneous

                 The Funds may include information in their Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends,
(2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for a fund within the Group or (4) describes investment management strategies for such funds. Such information is provided to inform Shareholders of the activities of the Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or Group officers regarding expected trends and strategies.

                 Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Shareholders owning not less than 10% of the outstanding Shares of the Group entitled to vote may cause the Trustees to call a special meeting, including for the purpose of considering the removal of one or more Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Group's outstanding shares. The Declaration of Trust provides that the Trustees will assist shareholder communications to the extent required by
Section 16(c) of the 1940 Act in the event that a shareholder request to hold a special meeting is made.

                 The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

                 The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

                                     PART C
                                     ------

                               OTHER INFORMATION
                               -----------------

Item 24.  Financial Statements and Exhibits
--------  ---------------------------------

          (a)   Not Applicable

          (b)   Exhibits

                (1)  Declaration of Trust1

                (2)  (a)  By-Laws1

                     (b) Establishment and Designation of three Series of Shares 2

                (3)  Not Applicable

                (4) Certificates for Shares are not issued. Articles IV, V, VI and VII of the Declaration of Trust, previously filed as Exhibit 1 hereto, define rights of holders of Shares.

                (5)  (a)      Investment Advisory Agreement between Registrant
                              and Ernst & Company2

                     (b) Sub-Investment Advisory Agreement between Ernst & Company and National Mutual Funds Management (Global) Ltd. (with respect to the Ernst Global Asset Allocation Fund2

                     (c) Sub-Investment Advisory Agreement between Ernst & Company and National Mutual Funds Management (Global) Ltd. (with respect to the Ernst Global Smaller Companies Fund) 2

                     (d) Sub-Investment Advisory Agreement between Ernst & Company and National Mutual Funds Management (Global) Ltd. (with respect to the Ernst Australia-New Zealand Fixed Income Fund) 2

1        Filed with initial Registration Statement on January 8, 1992.

2        Filed with Registration Statement dated February 2, 1996.

                      (6) Distribution Agreement between Registrant and BISYS Fund Services, Inc.2

                      (7)     Not Applicable

                      (8) Custodian Agreement between Registrant and The Bank of California, N.A.2

                      (9)     (a)      Management and Administration
                                       Agreement between the Registrant and
                                       BISYS Fund Services, Inc.2

                              (b)      Fund Accounting Agreement between
                                       the Registrant and BISYS Fund Services
                                       Ohio, Inc.2

                              (c)      Transfer Agency Agreement between
                                       the Registrant and BISYS Fund Services
                                       Ohio, Inc.2

                      (10)    Opinion and Consent of Counsel3

                      (11)    Not Applicable

                      (12)    Not Applicable

                      (13)    Not Applicable

                      (14)    Not Applicable

                      (15)    Distribution and Shareholder Service Plan2

                      (16)    Not Applicable

Item 25.         Persons Controlled by or Under Common Control with Registrant
--------         -------------------------------------------------------------

                 Not applicable.





_____________________

2        Filed with Registration Statement dated February 2, 1996.

3        Filed with Rule 24f-2 Notice on May 25, 1995.

Item 26.         Number of Record Holders
--------         -------------------------

                 As of December 31, 1995, the number of record holders of the series of the Registrant was as follows:

                 AMCORE Vintage U.S. Government Obligations Fund        640
                 AMCORE Vintage Fixed Income Fund                       214
                 AMCORE Vintage Intermediate Tax-Free Fund              106
                 AMCORE Vintage Equity Fund                             726
                 AMCORE Vintage Balanced Fund                            64
                 AMCORE Vintage Aggressive Growth Fund                   94
                 AMCORE Vintage Fixed Total Return Fund                  21
                 Brenton U.S. Government Money Market Fund               80
                 Brenton Intermediate U.S. Government
                   Securities Fund                                       14
                 Brenton Intermediate Tax-Free Fund                      10
                 Brenton Value Equity Fund                              270
                 The Shelby Fund                                          3
                 Ernst World Asia Fund                                   16
                 Ernst World Global Resources Fund                       10

Item 27.         Indemnification
--------         ---------------

                 Article IV of the Registrant's Declaration of Trust states as follows:

         Section 4.3.  Mandatory Indemnification.

         (a)  Subject to the exceptions and limitations contained in paragraph
         (b) below:

                 (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

                 (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Trustee or officer:

                 (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                 (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                 (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

                          (A) by the court or other body approving the settlement or other disposition; or

                          (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (1) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office acts on the matter) or (2) written opinion of independent legal counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
         Section 4.3, provided that either:

                 (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                 (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

                 Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.         Business and Other Connections of Investment Adviser and its
--------         ------------------------------------------------------------
                 Officers and Directors
                 ----------------------

                 Ernst & Company is the investment adviser for the Ernst Asia Fund and the Ernst Global Resources Fund. The business and other connections of Ernst & Company are set forth in the Uniform Application for Investment Adviser Registration ("Form ADV") of Ernst & Company as currently filed with the SEC and which is incorporated by reference herein. Koeneman Capital Management Pte Ltd. ("KCM") is the sub-investment adviser to the Ernst Asia Fund. The business and other connections of KCM are set forth in its Form ADV as currently filed with the SEC and which is incorporated by reference herein. National Mutual Funds Management (Global) ("NMFM") is the sub-investment adviser to the Ernst Global Resources Fund.
                 The business and other connections of NMFM are set forth in its Form ADV as currently filed with the SEC and which is incorporated by reference herein.

Item 29.         Principal Underwriter
--------         ---------------------

         (a) BISYS Fund Services Limited Partnership acts as distributor and administrator for Registrant. BISYS Fund Services also distributes the securities of The Victory Funds, The Riverfront Funds, Inc., The HighMark Group, The Parkstone Group of Funds, The BB&T Mutual Funds Group, the Summit Investment Trust, the Qualivest Funds, The ARCH Fund, Inc., the American Performance Funds, The Sessions Group, the Pacific Capital Funds, the AmSouth Mutual Funds, the MMA Praxis Mutual Funds, the MarketWatch Funds and M.S.D.&T. Funds, each of which is an open-end management investment company.

         (b) Partners of BISYS Fund Services as of January 31, 1996, were as follows:


                                           Positions and                     Positions and
Name and Principal                         Offices with                      Offices with
Business Address                           BISYS Fund Services               Registrant
----------------                           -------------------               ----------

BISYS Fund Services, Inc.                  Sole General Partner              None
3435 Stelzer Road
Columbus, Ohio  43219

WC Subsidiary Corporation                  Sole Limited Partner              None
150 Clove Road
Little Falls, New Jersey  07424

The BISYS Group, Inc.                      Sole Shareholder                  None
150 Clove Road
Little Falls, New Jersey  07424


                 (c)      Not Applicable.

Item 30.         Location of Accounts and Records
--------         --------------------------------

                 The accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Ernst & Company, One Battery Park Plaza, New York, New York 10004 (records relating to its function as adviser for the Ernst Global Asset Allocation, Global Smaller Companies and Australia-New Zealand Fixed Income Funds, National Mutual Funds Management (Global) Ltd., 525 Collins Street, Melbourne, Australia 3000 (records relating to its function as sub-investment adviser to the Funds Global Asset Allocation, Global Smaller Companies and Australia-New Zealand Fixed Income Funds) BISYS Fund Services, Limited Partnership, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator and distributor), and BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as transfer agent).

Item 31.         Management Services
--------         --------------------

                 Not Applicable.

Item 32.         Undertakings.
--------         -------------

                 (a)      Not Applicable.

                 (b) Registrant undertakes to file a Post-Effective Amendment, using financial statements which need not be certified, within four to six months from Registrant's commencement of operations.

                 (c) Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge, in the event that the information called for by Item 5A of Form N-1A has been presented in the Registrant's latest annual report to shareholders.

                 (d) Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the shareholders communications provisions of Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES



  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 25 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 15th day of March, 1996.

                                      THE COVENTRY GROUP



                                By:   Walter B. Grimm
                                      -------------------------
                                      Walter B. Grimm, President*


 By:  /s/ Jeffrey L. Steele
      --------------------------------------
      Jeffrey L. Steele, as attorney-in-fact


  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



Signature        Title          Date
---------        -----          ----

 Walter B. Grimm        Chairman, President          March 15, 1996
---------------------   and Trustee
Walter B. Grimm***      (Principal Executive
                        Officer)


 Chalmers P. Wylie      Trustee                      March 15, 1996
---------------------
Chalmers P. Wylie**


 Maurice G. Stark       Trustee                      March 15, 1996
---------------------
Maurice G. Stark*


 Michael M. Van Buskirk Trustee                      March 15, 1996
-----------------------
Michael M. Van Buskirk*

 Roy E. Rogers          Trustee               March 15, 1996
---------------------
Roy E. Rogers*


 William J. Tomko       Treasurer             March 15, 1996
---------------------   (Principal
William J. Tomko*       Financial and
                        Accounting Officer)




By:   /s/ Jeffrey L. Steele
   ----------------------------
          Jeffrey L. Steele,
          as attorney-in-fact


* Pursuant to power of attorney filed with Pre-Effective Amendment No. 3 on April 6, 1992.
** Pursuant to power of attorney filed with Post-Effective Amendment No. 6 on May 4, 1993.
*** Pursuant to power of attorney filed with Post-Effective Amendment No. 9 on April 18, 1994.